SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                 _______________


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



       Date of Report (date of earliest event reported) December 17, 1998

                              Universal Bank, N.A.
                 (Originator of the Universal Card Master Trust)
                           Universal Card Master Trust
                    (Issuer of the Asset Backed Certificates)
             (Exact name of registrant as specified in its charter)

United States of America        33-93806            58-1885168
(State or Other           (Commission File            (IRS Employer
Jurisdiction of            Number)               Identification
Incorporation)                                               Number)


   200 Brookstone Centre, Suite 110
          Columbus, GA  31904                           31904
(Address of Principal Executive Office)               (Zip Code)


       Registrants telephone number, including area code (706) 562-2200


                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)

INFORMATION TO BE INCLUDED IN THE REPORT

Items 1-4.        Not Applicable

Item 5.                 The Certificateholder Statements for the month ending
                  November 30, 1998 for the Universal Card Master Trust Series 1995-1, Series 1995-2, Series 1995-3, Series 1996-1,
                  Series 1996-2, Series 1996-3, and Series 1997-1
                  Certificates were distributed on December 17, 1998.

Item 6.                 Not Applicable.

Item 7.                 Exhibits.

      The following are filed as Exhibits to this Report under Exhibits 20.1, 20.2, 20.3, 20.4, 20.5, 20.6, and 20.7.

      Exhibit 20.1                 Monthly Servicing Report dated
                                   December 17, 1998 with respect to the
                                   Universal Card Master Trust Series 1995-1.

      Exhibit 20.2                  Monthly Servicing Report dated
                                    December 17, 1998 with respect to the
                                    Universal Card Master Trust Series 1995-2.

      Exhibit 20.3                  Monthly Servicing Report dated
                                    December 17, 1998 with respect to the
                                    Universal Card Master Trust Series 1995-3.

      Exhibit 20.4                  Monthly Servicing Report dated
                                    December 17, 1998 with respect to the
                                    Universal Card Master Trust Series 1996-1.

      Exhibit 20.5                  Monthly Servicing Report dated
                                    December 17, 1998 with respect to the
                                    Universal Card Master Trust Series 1996-2.

      Exhibit 20.6                  Monthly Servicing Report dated
                                    December 17, 1998 with respect to the
                                    Universal Card Master Trust Series 1996-3.

      Exhibit 20.7                  Monthly Servicing Report dated
                                    December 17, 1998 with respect to the
                                    Universal Card Master Trust Series 1997-1.


                                  SIGNATURES


            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          UNIVERSAL BANK, N.A.



                                        By: /s/Meridith Jarrell
                                        Name: Meridith Jarrell
                                        Title:    President & Chief
                                                  Operating Officer

                                 EXHIBIT INDEX


Exhibit                       Description                         Page

20.1                          Monthly Servicing Report dated
                              December 17, 1998 with respect to the
                              Universal Card Master Trust
                              Series 1995-1.

20.2                          Monthly Servicing Report dated
                              December 17, 1998 with respect to the
                              Universal Card Master Trust
                              Series 1995-2.

20.3                          Monthly Servicing Report dated
                              December 17, 1998 with respect to the
                              Universal Card Master Trust
                              Series 1995-3.

20.4                          Monthly Servicing Report dated
                              December 17, 1998 with respect to the
                              Universal Card Master Trust
                              Series 1996-1.

20.5                          Monthly Servicing Report dated
                              December 17, 1998 with respect to the
                              Universal Card Master Trust Series 1996-2.

20.6                          Monthly Servicing Report dated
                              December 17, 1998 with respect to the
                              Universal Card Master Trust Series 1996-3.

20.7                          Monthly Servicing Report dated
                              December 17, 1998 with respect to the
                              Universal Card Master Trust Series 1997-1.

     Universal Bank, N.A.
     Credit Card Asset Backed Securities

     Universal Card  Master Trust
     Series 1995-2

     Monthly Report                               30-Nov-98
     Distribution Date                            17-Dec-98
     -------------------------------------------------------------------------

     Monthly Trust Activity                    Class A           Class B

     Beginning Principal  Receivables
     Balance
     Special Funding Account Balance
     Ending Total Principal Balance
     Series Allocation Percentage
     Beginning Invested /Transferor          675,000,000.00     35,625,000.00
     Amount
     Adjusted Invested /Transferor Amount    675,000,000.00     35,625,000.00
     Floating Allocation Percentage             90.0000000%        4.7500000%
     Principal Allocation Percentage            90.0000000%        4.7500000%
     Finance Charge Collections               10,026,503.26        529,176.56
     Total Yield
     Trust Portfolio Yield
     Principal Collections                   100,932,495.17      5,326,992.80
     Discount Percentage
     Discount Option Receivable                        0.00              0.00
     Collections
     Monthly Payment Rate
     Defaults                                  2,769,090.48        146,146.44
     Monthly Default Rate
     Net Monthly Default Rate
     Recoveries                                  308,942.71         16,305.31
     Adjustments
     New Receivables
     Ending Principal  Receivables
     Balance
     Minimum Series Required Balance
     Special Funding Account Balance
     Ending Total Principal Balance

     Reallocated Principal                                               0.00
     Charged-Off Principal                             0.00              0.00
     Reimbursed Principal                              0.00              0.00
     Ending Invested/Transferor Amounts      675,000,000.00     35,625,000.00
     -------------------------------------------------------------------------
     Group II Information                   Series 1995-2        Series
     Invested Amount                         750,000,000.00              0.00
     Average Rate                                  5.94001%           0.0000%
     Investor Finance Charge Collections      11,483,828.86              0.00
     Investor Principal Collections          112,147,216.86              0.00
     Investor Default Amount Due               3,076,767.20              0.00
     Investor Monthly Interest Due             3,712,503.30              0.00
     Investor Monthly Fees Due                 1,250,000.00              0.00
     Investor Additional Amounts Due                   0.00              0.00
     -------------------------------------------------------------------------
     Monthly Funding Requirements              Class A           Class B
     Investor Coupon                               5.95000%          6.10000%
     Investor Monthly Interest Due             3,346,875.00        181,093.75
     Investor Outstanding Interest Due                 0.00              0.00
     Investor Additional Interest Due                 0.00              0.00
     Investor Total Interest Due               3,346,875.00        181,093.75
     Investor  Default Amount Due              2,769,090.48        146,146.44
     Investor Monthly Fees Due                 1,125,000.00         59,375.00
     Investor Additional Fees Due                     0.00              0.00
     Total                                     7,240,965.48        386,615.19

     -------------------------------------------------------------------------
     Reallocated Investor Finance Charge Collections
     Interest/Principal/Spread Investment Proceeds/Reserve
     Draw
     Series Adjusted Portfolio Yield
     Base Rate
     -------------------------------------------------------------------------
     Application of Collections                Class A           Class B
     Available Funds                          10,335,997.65        545,481.87
     Monthly Interest Paid                     3,346,875.00        181,093.75
     Investor Default Amount Paid              2,769,090.48              0.00
     Excess Spread                             4,220,032.17        364,388.12
     -------------------------------------------------------------------------
     Monthly Interest Shortfall                        0.00              0.00
     Investor Default Amount Shortfall                 0.00        146,146.44
     Required Amount                                   0.00        146,146.44
     -------------------------------------------------------------------------
     Monthly Interest Paid                             0.00              0.00
     Investor Default Paid                             0.00        146,146.44
     Investor Additional Amounts Paid                  0.00              0.00
     Servicing Fee Paid
     Excess Finance Charge Collections
     -------------------------------------------------------------------------
     Reallocated Principal                                               0.00
     Monthly Interest Paid                             0.00              0.00
     Investor Default Paid                             0.00              0.00
     -------------------------------------------------------------------------
     Outstanding Monthly Interest                      0.00              0.00
     Principal Charge-Offs                             0.00              0.00
     -------------------------------------------------------------------------
     Principal Funding
     Controlled Accumulation Amount                    0.00              0.00
     Principal Funding Account Deposit
     Principal Funding Account Balance
     -------------------------------------------------------------------------
     Certificates                              Class A           Class B
     Beginning Certificates Balance          675,000,000.00     35,625,000.00
     Interest Distribution                     3,346,875.00        181,093.75
     Principal Distribution                            0.00              0.00
     Total Distribution                        3,346,875.00        181,093.75
     Ending Certificate Balance              675,000,000.00     35,625,000.00
     Pool Factor                                100.000000%       100.000000%
     Total Distribution Per 1,000                    4.9583            5.0833
     Certificate
     -------------------------------------------------------------------------
     Interest Distribution Per 1,000                 4.9583            5.0833
     Certificate
     Principal Distribution Per 1,000                0.0000            0.0000
     Certificate


     Delinquencies                              1-30              31-60

     Number of Accounts                             271,117            70,645
     Balance of Accounts                        613,656,821       167,095,695

     31+Days Delinquency Rate                                         3.2188%

     Change in Account Owner Retained                                 0.0000%
     Interest

     Prior Month Account Owner Retained Interest Factor               0.0000%
     Current Month Account Owner Retained Interest Factor             0.0000%

     Monthly Trust Activity                 CIA Investor        Investor
                                                                Interest
     Beginning Principal  Receivables
     Balance
     Special Funding Account Balance
     Ending Total Principal Balance
     Series Allocation Percentage
     Beginning Invested /Transferor           39,375,000.00    750,000,000.00
     Amount
     Adjusted Invested /Transferor Amount     39,375,000.00    750,000,000.00
     Floating Allocation Percentage              5.2500000%       82.5764420%
     Principal Allocation Percentage             5.2500000%       82.5764420%
     Finance Charge Collections                  584,879.36     11,140,559.18
     Total Yield
     Trust Portfolio Yield
     Principal Collections                     5,887,728.88    112,147,216.86
     Discount Percentage
     Discount Option Receivable                        0.00              0.00
     Collections
     Monthly Payment Rate
     Defaults                                    161,530.28      3,076,767.20
     Monthly Default Rate
     Net Monthly Default Rate
     Recoveries                                   18,021.66        343,269.67
     Adjustments
     New Receivables
     Ending Principal  Receivables
     Balance
     Minimum Series Required Balance
     Special Funding Account Balance
     Ending Total Principal Balance

     Reallocated Principal                             0.00
     Charged-Off Principal                             0.00
     Reimbursed Principal                              0.00
     Ending Invested/Transferor Amounts       39,375,000.00    750,000,000.00
     -------------------------------------------------------------------------
     Group II Information                      Series            Series
     Invested Amount                                   0.00              0.00
     Average Rate                                   0.0000%           0.0000%
     Investor Finance Charge Collections               0.00              0.00
     Investor Principal Collections                    0.00              0.00
     Investor Default Amount Due                       0.00              0.00
     Investor Monthly Interest Due                     0.00              0.00
     Investor Monthly Fees Due                         0.00              0.00
     Investor Additional Amounts Due                   0.00              0.00
     -------------------------------------------------------------------------
     Monthly Funding Requirements           CIA Investor          Total
     Investor Coupon                               5.62391%
     Investor Monthly Interest Due               184,534.55      3,712,503.30
     Investor Outstanding Interest Due                 0.00              0.00
     Investor Additional Interest Due                 0.00              0.00
     Investor Total Interest Due                 184,534.55      3,712,503.30
     Investor  Default Amount Due                161,530.28      3,076,767.20
     Investor Monthly Fees Due                    65,625.00      1,250,000.00
     Investor Additional Fees Due                     0.00              0.00
     Total                                       411,689.83      8,039,270.50

     -------------------------------------------------------------------------
     Reallocated Investor Finance Charge Collections            11,483,828.86
     Interest/Principal/Spread                                         551.68
     Investment Proceeds/Reserve Draw
     Series Adjusted Portfolio Yield                                   13.45%
     Base Rate                                                          7.94%
     -------------------------------------------------------------------------
     Application of Collections             CIA Investor          Total
     Available Funds                             602,901.01     11,484,380.54
     Monthly Interest Paid                             0.00      3,527,968.75
     Investor Default Amount Paid                      0.00      2,769,090.48
     Excess Spread                               602,901.01      5,187,321.31
     -------------------------------------------------------------------------
     Monthly Interest Shortfall                                          0.00
     Investor Default Amount Shortfall                             146,146.44
     Required Amount                                               146,146.44
     -------------------------------------------------------------------------
     Monthly Interest Paid                       184,534.55        184,534.55
     Investor Default Paid                       161,530.28        307,676.72
     Investor Additional Amounts Paid                  0.00              0.00
     Servicing Fee Paid                                          1,250,000.00
     Excess Finance Charge Collections                           3,445,110.04
     -------------------------------------------------------------------------
     Reallocated Principal                             0.00              0.00
     Monthly Interest Paid
     Investor Default Paid                                               0.00
     -------------------------------------------------------------------------
     Outstanding Monthly Interest                      0.00
     Principal Charge-Offs                             0.00
     -------------------------------------------------------------------------
     Principal Funding
     Controlled Accumulation Amount                    0.00              0.00
     Principal Funding Account Deposit                                   0.00
     Principal Funding Account Balance                                   0.00
     -------------------------------------------------------------------------
     Certificates                           CIA Investor          Total
     Beginning Certificates Balance           39,375,000.00    750,000,000.00
     Interest Distribution                       184,534.55      3,712,503.30
     Principal Distribution                            0.00              0.00
     Total Distribution                          184,534.55      3,712,503.30
     Ending Certificate Balance               39,375,000.00    750,000,000.00
     Pool Factor                                100.000000%
     Total Distribution Per 1,000                    4.6866
     Certificate
     -------------------------------------------------------------------------
     Interest Distribution Per 1,000                 4.6866
     Certificate
     Principal Distribution Per 1,000                0.0000
     Certificate


     Delinquencies                              61-90            91-120

     Number of Accounts                              39,473            26,005
     Balance of Accounts                        107,961,017        72,578,980

     31+Days Delinquency Rate                          0.00 CIA Investor
                                                            Interest Reduced
                                                            Margin

     Monthly Trust Activity                  Transferor          Series
                                              Interest         Allocations
     Beginning Principal  Receivables
     Balance
     Special Funding Account Balance
     Ending Total Principal Balance
     Series Allocation Percentage                                       6.50%
     Beginning Invested /Transferor          158,249,352.74    908,249,352.74
     Amount
     Adjusted Invested /Transferor Amount    158,249,352.74    908,249,352.74
     Floating Allocation Percentage             17.4235580%      100.0000000%
     Principal Allocation Percentage            17.4235580%      100.0000000%
     Finance Charge Collections                2,350,648.37     13,491,207.56
     Total Yield
     Trust Portfolio Yield
     Principal Collections                    23,662,965.97    135,810,182.83
     Discount Percentage
     Discount Option Receivable                        0.00              0.00
     Collections
     Monthly Payment Rate
     Defaults                                    649,195.22      3,725,962.43
     Monthly Default Rate
     Net Monthly Default Rate
     Recoveries                                   72,429.60        415,699.28
     Adjustments
     New Receivables
     Ending Principal  Receivables
     Balance
     Minimum Series Required Balance
     Special Funding Account Balance
     Ending Total Principal Balance

     Reallocated Principal
     Charged-Off Principal
     Reimbursed Principal
     Ending Invested/Transferor Amounts      148,770,045.48    898,770,045.48
     -------------------------------------------------------------------------
     Group II Information                    Group Total
     Invested Amount                         750,000,000.00
     Average Rate                                  5.94001%
     Investor Finance Charge Collections      11,483,828.86
     Investor Principal Collections          112,147,216.86
     Investor Default Amount Due               3,076,767.20
     Investor Monthly Interest Due             3,712,503.30
     Investor Monthly Fees Due                 1,250,000.00
     Investor Additional Amounts Due                   0.00
     -------------------------------------------------------------------------


     Delinquencies                              121+              Total

     Number of Accounts                              34,824           442,064
     Balance of Accounts                        102,252,554  1,063,545,067.06

     Monthly Trust Activity                     Trust
                                               Totals
     Beginning Principal  Receivables     13,976,948,372.72
     Balance
     Special Funding Account Balance                   0.00
     Ending Total Principal Balance       13,976,948,372.72
     Series Allocation Percentage
     Beginning Invested /Transferor
     Amount
     Adjusted Invested /Transferor Amount
     Floating Allocation Percentage
     Principal Allocation Percentage
     Finance Charge Collections              207,614,694.04
     Total Yield                                     17.82%
     Trust Portfolio Yield                           13.45%
     Principal Collections                 2,089,967,813.52
     Discount Percentage                              0.00%
     Discount Option Receivable                        0.00
     Collections
     Monthly Payment Rate                            14.95%
     Defaults                                 57,338,421.82
     Monthly Default Rate                             4.92%
     Net Monthly Default Rate                         4.37%
     Recoveries                                6,397,150.00
     Adjustments                              11,805,998.40
     New Receivables                       2,013,236,227.54
     Ending Principal  Receivables        13,831,072,366.52
     Balance
     Minimum Series Required Balance         802,500,000.00
     Special Funding Account Balance                   0.00
     Ending Total Principal Balance       13,831,072,366.52

     Reallocated Principal
     Charged-Off Principal
     Reimbursed Principal
     Ending Invested/Transferor Amounts   13,831,072,366.52
     -------------------------------------------------------

     Group:                               Group II
     Series:                              Series 1995-2
     Supplement Date:                     15-Nov-95

     MONTHLY STATEMENT
     UNIVERSAL CARD MASTER TRUST
     SERIES 1995-2

     Pursuant to the Pooling and Servicing Agreement dated as of August 1, 1995 (hereinafter as such agreement may have been or may be from time to time, amended or otherwise modified, the "Pooling and Servicing Agreement"), among Universal Card Services Corp. ("UCS") as Servicer, Universal Bank, N.A. as Transferor, and Bankers Trust Company, as trustee (the 'Trustee'), as supplemented by the Series 1995-2 Supplement dated as of 11/15/95 (the "Supplement") among UCS, Universal Bank, N.A. and the Trustee, as Servicer is required to prepare certain information each month regarding current distributions to the Series 1995-2 Certificateholders and the performance of the Universal Card Master Trust (the "Trust") during the previous month. The information which is required to be prepared with respect to the Distribution Date of 12/17/98 with respect to the performance of the Trust during the month of 11/01/98 to 11/30/98 is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Series 1995-2 Certificate (a "Certificate"). Certain other information is presented based on the aggregate amounts for the Trust as a whole. Capitalized terms used in this Monthly Statement have their respective meanings set forth in the Pooling and Servicing Agreement and the Supplement.
 A)  Information regarding distribution
     in
     respect of the Class A Certificates
     per $1,000 original certificate
     principal amount.

(1)  The total amount of the
     distribution in respect of Class A
     Certificates, per $1,000 original
     certificate principal amount                                $4.95833333

(2)  The amount of the distribution
     set forth in paragraph 1 above in
     respect of interest on the Class A
     Certificates, per $1,000 original
     certificate principal amount                                $4.95833333

(3)  The amount of the distribution
     set forth in paragraph 1 above in
     respect of principal of the Class A
     Certificates, per $1,000 original
     certificate principal amount                                $0.00000000

 B)  Class A Investor Charge Offs and
     Reimbursement of Charge Offs
(1)  The amount of Class A Investor
     Charge Offs                                                       $0.00
(2)  The amount of Class A Investors
     Charge Offs set forth in paragraph 1
     above, per $1,000 original
     certificate
     principal amount                                                  $0.00
(3)  The total amount reimbursed in
     respect of Class A Investor Charge
     Offs                                                              $0.00
(4)  The amount set forth in paragraph
     3 above, per $1,000 original
     certificate principal amount                                      $0.00
(5)  The amount, if any, by which the
     outstanding principal balance of
     the
     Class A Certificates exceeds the
     Class
     A Invested Amount after giving
     effect
     to all transactions on such
     Distribution Date                                                 $0.00

 C)  Information regarding distributions
     in
     respect of the Class B Certificates,
     per $1,000 original certificate
     principal amount
(1)  The total amount of the
     distribution in respect of Class B
     Certificates, per $1,000 original
     certificate principal amount                                $5.08333333
(2)  The amount of the distribution
     set forth in paragraph 1 above in
     respect of interest on the Class B
     Certificates, per $1,000 original
     certificate principal amount                                $5.08333333
(3)  The amount of the distribution
     set forth in paragraph 1 above in
     respect of principal of the Class B
     Certificates, per $1,000 original
     certificate principal amount                                      $0.00

 D)  Amount of reductions in Class B
     Invested Amount pursuant to clauses
     (c), (d), and (e) of the definition
     of
     Class B Invested Amount
(1)  The amount of reductions in Class
     B Invested Amount pursuant to
     clauses
     (c), (d), and (e) of the definition
     of
     Class B Invested Amount                                           $0.00

(2)  The amount of reductions in
     the Class B Invested Amount set
     forth
     in paragraph 1 above, per $1,000
     original certificate principal                                    $0.00
     amount
(3)  The total amount reimbursed in
     respect of such reductions in the
     Class B Invested Amount                                           $0.00
(4)  The amount set forth in paragraph
     3 above, per $1,000 original
     certificate principal amount                                      $0.00
(5)  The amount, if any, by which the
     outstanding principal balance of
     the
     Class B Certificates exceeds the
     Class
     B Invested Amount after giving
     effect
     to all transactions on such
     Distribution Date                                                 $0.00

E)   Information regarding certain
     distributions to the Collateral
     Interest Holder
(1)  The amount distributed to the
     Collateral Interest Holder in
     respect
     of interest on the Collateral
     Invested
     Amount                                                      $184,534.55
(2)  The amount distributed to the
     Collateral Interest Holder in
     respect
     of principal on the Collateral
     Invested Amount                                                   $0.00

 F)  Amount of reductions in Collateral
     Invested Amount pursuant to clauses
     (c), (d), and (e) of the definition
     of
     Collateral Invested Amount
(1)  The amount of reductions in the
     Collateral Invested Amount pursuant
     to
     clauses (c), (d), and (e) of the
     definition of Collateral Invested
     Amount                                                            $0.00
(2)  The total amount reimbursed in
     respect of such reductions in the
     Collateral Invested Amount                                        $0.00

     UNIVERSAL CARD SERVICES CORP.,
        Servicer

     By:  /s/  Thomas Donahue
          Name:   Thomas Donahue
          Title:  Servicing Officer

RECEIVABLES  ---

Beginning of the Month Principal                            $13,976,948,372.72
Receivables:
Beginning of the Month Finance Charge Receivables:           $219,635,837.79
Beginning of the Month Discounted                                      $0.00
Receivables:
Beginning of the Month Premium                                         $0.00
Receivables:
Beginning of the Month Total Receivables:                   $14,196,584,210.51


Removed Principal Receivables:                                         $0.00
Removed Finance Charge Receivables:                                    $0.00
Removed Total Receivables:                                             $0.00


Additional Principal Receivables:                                      $0.00
Additional Finance Charge Receivables:                                 $0.00
Additional Total Receivables:                                          $0.00


Discounted Receivables Generated this                                  $0.00
Period:
Premium Receivables Generated this                                     $0.00
Period:
End of the Month Principal Receivables:                     $13,831,072,366.52
End of the Month Finance Charge                              $245,266,971.08
Receivables:
End of the Month Discounted Receivables:                               $0.00
End of the Month Premium Receivables:                                  $0.00
End of the Month Total Receivables:                         $14,076,339,337.60


Special Funding Account Balance                                        $0.00
Aggregate Invested Amount (all Master                       $11,541,666,666.65
Trust Series)

End of the Month Total Transferor Amount                    $2,534,672,670.95


DELINQUENCIES AND LOSSES ---
                                                            RECEIVABLES
End of the Month Delinquencies:
   31-60 Days Delinquent                                     $167,095,694.54
   61-90 Days Delinquent                                     $107,961,016.77
   91+ Days Delinquent                                       $174,831,534.29

   Total 31+ Days Delinquent                                 $449,888,245.60

Defaulted Accounts During the Month                           $57,338,421.82

INVESTED AMOUNTS ---

Class A Initial Invested Amount               $675,000,000
Class B Initial Invested Amount                $35,625,000
Collateral Initial Invested Amount             $39,375,000
INITIAL INVESTED AMOUNT                                         $750,000,000

Class A Invested Amount                    $675,000,000.00
Class B Invested Amount                     $35,625,000.00
Collateral Invested Amount                  $39,375,000.00
INVESTED AMOUNT                                                 $750,000,000


Class A Adjusted Invested Amount           $675,000,000.00
Class B Adjusted Invested Amount            $35,625,000.00
Collateral Invested Amount                  $39,375,000.00
ADJUSTED INVESTED AMOUNT                                        $750,000,000


MONTHLY SERVICING FEE                                          $1,250,000.00


INVESTOR DEFAULT AMOUNT                                        $3,076,767.20


GROUP II INFORMATION


WEIGHTED AVERAGE CERTIFICATE RATE FOR ALL SERIES                     5.94001%
IN GROUP II

GROUP II INVESTOR FINANCE CHARGE COLLECTIONS                  $11,483,828.86
GROUP II INVESTOR ADDITIONAL AMOUNTS                                   $0.00
GROUP II INVESTOR DEFAULT AMOUNT                               $3,076,767.20
GROUP II INVESTOR MONTHLY FEES                                 $1,250,000.00
GROUP II INVESTOR MONTHLY INTEREST                             $3,712,503.30


SERIES 1995-2 INFORMATION
SERIES 1995-2 ALLOCATION PERCENTAGE                                     6.50%
SERIES 1995-2 ALLOCABLE FINANCE CHARGE                        $13,491,207.56
COLLECTIONS
SERIES 1995-2 ADDITIONAL AMOUNTS                                       $0.00
SERIES 1995-2 ALLOCABLE DEFAULTED AMOUNT                       $3,725,962.43
SERIES 1995-2 MONTHLY FEES                                     $1,250,000.00
SERIES 1995-2 ALLOCABLE PRINCIPAL COLLECTIONS                $135,810,182.83
SERIES 1995-2 REQUIRED TRANSFEROR AMOUNT                      $52,500,000.00
FLOATING ALLOCATION PERCENTAGE                                         82.58%

INVESTOR FINANCE CHARGE COLLECTIONS                           $11,140,559.18
INVESTOR DEFAULT AMOUNT                                        $3,076,767.20
REALLOCATED INVESTOR FINANCE CHARGE COLLECTIONS               $11,483,828.86
PRINCIPAL ALLOCATIONS PERCENTAGE                                       82.58%
AVAILABLE PRINCIPAL COLLECTIONS                              $112,147,216.86


CLASS A  AVAILABLE FUNDS ---

CLASS A FLOATING PERCENTAGE                                            90.00%

    Class A Floating Percentage of          $10,335,997.65
Reallocated
    Investor Finance Charge Collections
    Other Amounts                                    $0.00
TOTAL CLASS A AVAILABLE FUNDS                                 $10,335,997.65

   Class A Monthly Interest                  $3,346,875.00
   Class A Servicing Fee (if applicable)             $0.00
   Class A Investor Default Amount           $2,769,090.48
TOTAL CLASS A EXCESS SPREAD                                    $4,220,032.17

CLASS A REQUIRED AMOUNT                                                $0.00

CLASS B AVAILABLE FUNDS ---

CLASS B FLOATING PERCENTAGE                                             4.75%

CLASS B AVAILABLE FUNDS                                          $545,481.87

   Class B Monthly Interest                    $181,093.75
   Class B Servicing Fee (if applicable)             $0.00
TOTAL CLASS B EXCESS SPREAD                                      $364,388.12

COLLATERAL AVAILABLE FUNDS --

COLLATERAL FLOATING PERCENTAGE                                          5.25%

COLLATERAL AVAILABLE FUNDS                                       $602,901.01
   Collateral Interest Servicing Fee                                   $0.00
(if  applicable)
TOTAL COLLATERAL EXCESS SPREAD                                   $602,901.01

EXCESS SPREAD ---

TOTAL EXCESS SPREAD                                            $5,187,321.31

                                                      C-6

Excess Spread Applied to Class A Required Amount                       $0.00
Excess Spread Applied to Class A Investor Chargeoffs                   $0.00

Excess Spread Applied to Class B Required Amount                 $146,146.44
Excess Spread Applied to Reductions of                                 $0.00
Class B
Invested Amount pursuant to clauses (c),
(d) and (e)

Excess Spread Applied to Collateral                              $184,534.55
Monthly
Interest
Excess Spread Applied to Unpaid Monthly                        $1,250,000.00
Servicing Fee
Excess Spread Applied Collateral Default                         $161,530.28
Amount
Excess Spread Applied to Reductions of                                 $0.00
Collateral Invested Amount Pursuant to
Clauses
(c), (d) and (e)
Excess Spread Applied to Reserve Account                               $0.00
Excess Spread Applied to Other Amounts                                 $0.00
Owed to
Collateral Interest Holder

TOTAL EXCESS FINANCE CHARGE COLLECTIONS ELIGIBLE
FOR OTHER EXCESS ALLOCATION SERIES                             $3,445,110.04

EXCESS FINANCE CHARGES COLLECTIONS

 TOTAL EXCESS FINANCE CHARGE COLLECTIONS                      $57,161,050.79
 FOR ALL ALLOCATION SERIES

SERIES 1995-2 EXCESS FINANCE CHARGE COLLECTIONS ---

EXCESS FINANCE CHARGE COLLECTIONS                                      $0.00
ALLOCATED TO SERIES 1995-2

Excess Finance Charge Collections                                      $0.00
Applied to
Class A Required Amount
Excess Finance Charge Collections                                      $0.00
Applied to
Class A Investor Charge Offs
Excess Finance Charge Collections                                      $0.00
Applied to
Class B Required Amount
Excess Finance Charge Collections                                      $0.00
Applied to
Reductions of Class B Invested Amount
Pursuant
to Clauses (c), (d) and (e)
Excess Finance Charge Collections                                      $0.00
Applied to
Collateral Monthly Interest
Excess Finance Charge Collections                                      $0.00
Applied to
Unpaid Monthly Servicing Fee
Excess Finance Charge Collections                                      $0.00
Applied to
Collateral Default Amount

Excess Finance Charge Collections                                      $0.00
Applied to
Reductions of Collateral Invested Amount
Pursuant to Clauses (c), (d) and (e)
Excess Finance Charge Collections                                      $0.00
Applied to
Reserve Account
Excess Finance Charge Collections                                      $0.00
Applied to
Other Amounts Owed to Collateral
Interest Holder

YIELD AND BASE RATE---

Base Rate (Current Month)                             7.94%                 1
Base Rate (Prior Month)                               7.94%                 1
Base Rate (Two Months Ago)                            7.98%                 1
THREE MONTH AVERAGE BASE RATE                                           7.95%

Series Adj Portfolio Yield (Curr Month)              13.45%                 1
Series Adj Portfolio Yield (Prior Month)             12.72%                 1
Series Adj Port Yield (Two Months Ago)               10.82%                 1
THREE MONTH AVERAGE SERIES ADJUSTED PORTFOLIO                          12.33%
YIELD

PRINCIPAL COLLECTIONS---

CLASS A PRINCIPAL PERCENTAGE                                           90.00%

   Class A Principal Collections           $100,932,495.17

CLASS B PRINCIPAL PERCENTAGE                                            4.75%

   Class B Principal Collections             $5,326,992.80

COLLATERAL PRINCIPAL PERCENTAGE                                         5.25%
   Collateral Principal Collections          $5,887,728.88

AVAILABLE PRINCIPAL COLLECTIONS            $112,147,216.86

REALLOCATED PRINCIPAL COLLECTIONS                                      $0.00

SERIES 1995-2 PRINCIPAL SHORTFALL                                      $0.00

SHARED PRINCIPAL COLLECTIONS ALLOCABLE FROM OTHER                      $0.00
PRINCIPAL SHARING SERIES

ACCUMULATION ---

Controlled Accumulation Amount                       $0.00
Deficit Controlled Accumulation Amount               $0.00
CONTROLLED DEPOSIT AMOUNT                                              $0.00

PRINCIPAL FUNDING ACCOUNT BALANCE                                      $0.00

SHARED PRINCIPAL COLLECTIONS ELIGIBLE FOR OTHER              $112,147,216.86
PRINCIPAL SHARING SERIES

INVESTOR CHARGE OFFS AND REIMBURSEMENTS--

CLASS A INVESTOR CHARGE OFFS                                           $0.00
REDUCTIONS IN CLASS B INVESTED AMOUNT  (OTHER THAN                     $0.00
BY PRINCIPAL PAYMENTS)
REDUCTIONS IN COLLATERAL INVESTED AMOUNT (OTHER                        $0.00
THAN BY PRINCIPAL PAYMENTS)

PREVIOUS CLASS A CHARGE OFFS REIMBURSED                                $0.00
PREVIOUS CLASS B INVESTED AMOUNT REDUCTIONS                            $0.00
REIMBURSED

PREVIOUS COLLATERAL INVESTED AMOUNT REDUCTIONS                         $0.00
REIMBURSED


     UNIVERSAL CARD SERVICES CORP.,
     as Servicer


     By:  /s/ Thomas Donahue
          Name:   Thomas Donahue
           Title:  Servicing Officer

     Universal Bank, N.A.
     Credit Card Asset Backed Securities

     Universal Card  Master Trust
     Series 1995-3

     Monthly Report                               30-Nov-98
     Distribution Date                            17-Dec-98
     -------------------------------------------------------------------------

     Monthly Trust Activity                    Class A           Class B

     Beginning Principal  Receivables
     Balance
     Special Funding Account Balance
     Ending Total Principal Balance
     Series Allocation Percentage
     Beginning Invested /Transferor          652,500,000.00     45,000,000.00
     Amount
     Adjusted Invested /Transferor Amount    652,500,000.00     45,000,000.00
     Floating Allocation Percentage             87.0000000%        6.0000000%
     Principal Allocation Percentage            87.0000000%        6.0000000%
     Finance Charge Collections                9,692,286.49        668,433.55
     Total Yield
     Trust Portfolio Yield
     Principal Collections                    97,568,078.66      6,728,833.01
     Discount Percentage
     Discount Option Receivable                        0.00              0.00
     Collections
     Monthly Payment Rate
     Defaults                                  2,676,787.47        184,606.03
     Monthly Default Rate
     Net Monthly Default Rate
     Recoveries                                  298,644.62         20,596.18
     Adjustments
     New Receivables
     Ending Principal  Receivables
     Balance
     Minimum Series Required Balance
     Special Funding Account Balance
     Ending Total Principal Balance

     Reallocated Principal                                               0.00
     Charged-Off Principal                             0.00              0.00
     Reimbursed Principal                              0.00              0.00
     Ending Invested/Transferor Amounts      652,500,000.00     45,000,000.00
     -------------------------------------------------------------------------
     Group I Information                    Series 1995-3     Series 1996-1
     Invested Amount                         750,000,000.00  1,000,000,000.00
     Average Rate                                  5.54622%          5.48997%
     Investor Finance Charge Collections      11,483,828.86     15,311,771.81
     Investor Principal Collections          112,147,216.86    149,529,622.47
     Investor Default Amount Due               3,076,767.20      4,102,356.27
     Investor Monthly Interest Due             3,466,390.06      4,574,978.42
     Investor Monthly Fees Due                 1,250,000.00      1,666,666.67
     Investor Additional Amounts Due                   0.00              0.00
     -------------------------------------------------------------------------
     Monthly Funding Requirements              Class A           Class B
     Investor Coupon                               5.53328%          5.64328%
     Investor Monthly Interest Due             3,008,721.00        211,623.00
     Investor Outstanding Interest Due                 0.00              0.00
     Investor Additional Interest Due                 0.00              0.00
     Investor Total Interest Due               3,008,721.00        211,623.00
     Investor  Default Amount Due              2,676,787.47        184,606.03
     Investor Monthly Fees Due                 1,087,500.00         75,000.00
     Investor Additional Fees Due                     0.00              0.00
     Total                                     6,773,008.47        471,229.03

     -------------------------------------------------------------------------
     Reallocated Investor Finance Charge Collections
     Interest/Principal/Spread Investment Proceeds/Reserve
     Draw
     Series Adjusted Portfolio Yield
     Base Rate
     -------------------------------------------------------------------------
     Application of Collections                Class A           Class B
     Available Funds                          10,003,967.53        689,894.40
     Monthly Interest Paid                     3,008,721.00        211,623.00
     Investor Default Amount Paid              2,676,787.47              0.00
     Excess Spread                             4,318,459.06        478,271.40
     -------------------------------------------------------------------------
     Monthly Interest Shortfall                        0.00              0.00
     Investor Default Amount Shortfall                 0.00        184,606.03
     Required Amount                                   0.00        184,606.03
     -------------------------------------------------------------------------
     Monthly Interest Paid                             0.00              0.00
     Investor Default Paid                             0.00        184,606.03
     Investor Additional Amounts Paid                  0.00              0.00
     Servicing Fee Paid
     Excess Finance Charge Collections
     -------------------------------------------------------------------------
     Reallocated Principal                                               0.00
     Monthly Interest Paid                             0.00              0.00
     Investor Default Paid                             0.00              0.00
     -------------------------------------------------------------------------
     Outstanding Monthly Interest                      0.00              0.00
     Principal Charge-Offs                             0.00              0.00
     -------------------------------------------------------------------------
     Principal Funding
     Controlled Accumulation Amount                    0.00              0.00
     Principal Funding Account Deposit
     Principal Funding Account Balance
     -------------------------------------------------------------------------
     Certificates                              Class A           Class B
     Beginning Certificates Balance          652,500,000.00     45,000,000.00
     Interest Distribution                             0.00              0.00
     Principal Distribution                            0.00              0.00
     Total Distribution                                0.00              0.00
     Ending Certificate Balance              652,500,000.00     45,000,000.00
     Pool Factor                                100.000000%       100.000000%
     Total Distribution Per 1,000                    0.0000            0.0000
     Certificate
     Interest Distribution Per 1,000                 0.0000            0.0000
     Certificate
     Principal Distribution Per 1,000                0.0000            0.0000
     Certificate

     1st   Collection Accounts Deposit         2,908,430.30        204,568.90
     2nd Collection Accounts Deposit           3,008,721.00        211,623.00
     3rd Collection Accounts Deposit                   0.00              0.00
     Quarterly Interest Distribution           5,917,151.30        416,191.90


     Delinquencies                              1-30              31-60

     Number of Accounts                             271,117            70,645
     Balance of Accounts                        613,656,821       167,095,695

     31+Days Delinquency Rate                                         3.2188%

     Change in Account Owner Retained                                 0.0000%
     Interest

     Prior Month Account Owner Retained Interest Factor               0.0000%
     Current Month Account Owner Retained Interest Factor             0.0000%

     Monthly Trust Activity                 CIA Investor        Investor
                                                                Interest
     Beginning Principal  Receivables
     Balance
     Special Funding Account Balance
     Ending Total Principal Balance
     Series Allocation Percentage
     Beginning Invested /Transferor           52,500,000.00    750,000,000.00
     Amount
     Adjusted Invested /Transferor Amount     52,500,000.00    750,000,000.00
     Floating Allocation Percentage              7.0000000%       82.5764420%
     Principal Allocation Percentage             7.0000000%       82.5764420%
     Finance Charge Collections                  779,839.14     11,140,559.18
     Total Yield
     Trust Portfolio Yield
     Principal Collections                     7,850,305.18    112,147,216.86
     Discount Percentage
     Discount Option Receivable                        0.00              0.00
     Collections
     Monthly Payment Rate
     Defaults                                    215,373.70      3,076,767.20
     Monthly Default Rate
     Net Monthly Default Rate
     Recoveries                                   24,028.88        343,269.67
     Adjustments
     New Receivables
     Ending Principal  Receivables
     Balance
     Minimum Series Required Balance
     Special Funding Account Balance
     Ending Total Principal Balance

     Reallocated Principal                             0.00
     Charged-Off Principal                             0.00
     Reimbursed Principal                              0.00
     Ending Invested/Transferor Amounts       52,500,000.00    750,000,000.00
     -------------------------------------------------------------------------
     Group I Information                    Series 1996-2     Series 1996-3
     Invested Amount                       1,000,000,000.00  1,000,000,000.00
     Average Rate                                  5.44272%          5.62117%
     Investor Finance Charge Collections      15,311,771.81     15,311,771.81
     Investor Principal Collections          149,529,622.47    149,529,622.47
     Investor Default Amount Due               4,102,356.27      4,102,356.27
     Investor Monthly Interest Due             4,535,603.42      4,684,311.42
     Investor Monthly Fees Due                 1,666,666.67      1,666,666.67
     Investor Additional Amounts Due                   0.00              0.00
     -------------------------------------------------------------------------
     Monthly Funding Requirements           CIA Investor          Total
     Investor Coupon                               5.62391%
     Investor Monthly Interest Due               246,046.06      3,466,390.06
     Investor Outstanding Interest Due                 0.00              0.00
     Investor Additional Interest Due                 0.00              0.00
     Investor Total Interest Due                 246,046.06      3,466,390.06
     Investor  Default Amount Due                215,373.70      3,076,767.20
     Investor Monthly Fees Due                    87,500.00      1,250,000.00
     Investor Additional Fees Due                     0.00              0.00
     Total                                       548,919.77      7,793,157.27

     -------------------------------------------------------------------------
     Reallocated Investor Finance Charge Collections            11,498,239.99
     Interest/Principal/Spread                                         498.74
     Investment Proceeds/Reserve Draw
     Series Adjusted Portfolio Yield                                   13.48%
     Base Rate                                                          7.55%
     -------------------------------------------------------------------------
     Application of Collections             CIA Investor          Total
     Available Funds                             804,876.80     11,498,738.73
     Monthly Interest Paid                             0.00      3,220,344.00
     Investor Default Amount Paid                      0.00      2,676,787.47
     Excess Spread                               804,876.80      5,601,607.26
     -------------------------------------------------------------------------
     Monthly Interest Shortfall                                          0.00
     Investor Default Amount Shortfall                             184,606.03
     Required Amount                                               184,606.03
     -------------------------------------------------------------------------
     Monthly Interest Paid                       246,046.06        246,046.06
     Investor Default Paid                       215,373.70        399,979.74
     Investor Additional Amounts Paid                  0.00              0.00
     Servicing Fee Paid                                          1,250,000.00
     Excess Finance Charge Collections                           3,705,581.46
     -------------------------------------------------------------------------
     Reallocated Principal                             0.00              0.00
     Monthly Interest Paid
     Investor Default Paid                                               0.00
     -------------------------------------------------------------------------
     Outstanding Monthly Interest                      0.00
     Principal Charge-Offs                             0.00
     -------------------------------------------------------------------------
     Principal Funding
     Controlled Accumulation Amount                    0.00              0.00
     Principal Funding Account Deposit                                   0.00
     Principal Funding Account Balance                                   0.00
     -------------------------------------------------------------------------
     Certificates                           CIA Investor          Total
     Beginning Certificates Balance           52,500,000.00    750,000,000.00
     Interest Distribution                       246,046.06        246,046.06
     Principal Distribution                            0.00              0.00
     Total Distribution                          246,046.06        246,046.06
     Ending Certificate Balance               52,500,000.00    750,000,000.00
     Pool Factor                                100.000000%
     Total Distribution Per 1,000                    4.6866
     Certificate
     Interest Distribution Per 1,000                 4.6866
     Certificate
     Principal Distribution Per 1,000                0.0000
     Certificate

     1st   Collection Accounts Deposit                           3,112,999.20
     2nd Collection Accounts Deposit                             3,220,344.00
     3rd Collection Accounts Deposit                                     0.00
     Quarterly Interest Distribution                             6,333,343.20


     Delinquencies                              61-90            91-120

     Number of Accounts                              39,473            26,005
     Balance of Accounts                        107,961,017        72,578,980

     31+Days Delinquency Rate                          0.00 CIA Investor
                                                            Interest Reduced
                                                            Margin

     Monthly Trust Activity                  Transferor          Series
                                              Interest         Allocations
     Beginning Principal  Receivables
     Balance
     Special Funding Account Balance
     Ending Total Principal Balance
     Series Allocation Percentage                                       6.50%
     Beginning Invested /Transferor          158,249,352.74    908,249,352.74
     Amount
     Adjusted Invested /Transferor Amount    158,249,352.74    908,249,352.74
     Floating Allocation Percentage             17.4235580%      100.0000000%
     Principal Allocation Percentage            17.4235580%      100.0000000%
     Finance Charge Collections                2,350,648.37     13,491,207.56
     Total Yield
     Trust Portfolio Yield
     Principal Collections                    23,662,965.97    135,810,182.83
     Discount Percentage
     Discount Option Receivable                        0.00              0.00
     Collections
     Monthly Payment Rate
     Defaults                                    649,195.22      3,725,962.43
     Monthly Default Rate
     Net Monthly Default Rate
     Recoveries                                   72,429.60        415,699.28
     Adjustments
     New Receivables
     Ending Principal  Receivables
     Balance
     Minimum Series Required Balance
     Special Funding Account Balance
     Ending Total Principal Balance

     Reallocated Principal
     Charged-Off Principal
     Reimbursed Principal
     Ending Invested/Transferor Amounts      148,770,045.48    898,770,045.48
     -------------------------------------------------------------------------
     Group I Information                    Series 1997-1      Group Total
     Invested Amount                       1,000,000,000.00  4,750,000,000.00
     Average Rate                                  5.52375%          5.51941%
     Investor Finance Charge Collections      15,311,771.81     72,730,916.08
     Investor Principal Collections          149,529,622.47    710,265,706.75
     Investor Default Amount Due               4,102,356.27     19,486,192.29
     Investor Monthly Interest Due             4,601,249.92     21,862,533.23
     Investor Monthly Fees Due                 1,666,666.67      7,916,666.67
     Investor Additional Amounts Due                   0.00              0.00
     -------------------------------------------------------------------------


     Delinquencies                              121+              Total

     Number of Accounts                              34,824           442,064
     Balance of Accounts                        102,252,554  1,063,545,067.06

     Monthly Trust Activity                     Trust
                                               Totals
     Beginning Principal  Receivables     13,976,948,372.72
     Balance
     Special Funding Account Balance                   0.00
     Ending Total Principal Balance       13,976,948,372.72
     Series Allocation Percentage
     Beginning Invested /Transferor
     Amount
     Adjusted Invested /Transferor Amount
     Floating Allocation Percentage
     Principal Allocation Percentage
     Finance Charge Collections              207,614,694.04
     Total Yield                                     17.82%
     Trust Portfolio Yield                           13.45%
     Principal Collections                 2,089,967,813.52
     Discount Percentage                              0.00%
     Discount Option Receivable                        0.00
     Collections
     Monthly Payment Rate                            14.95%
     Defaults                                 57,338,421.82
     Monthly Default Rate                             4.92%
     Net Monthly Default Rate                         4.37%
     Recoveries                                6,397,150.00
     Adjustments                              11,805,998.40
     New Receivables                       2,013,236,227.54
     Ending Principal  Receivables        13,831,072,366.52
     Balance
     Minimum Series Required Balance         802,500,000.00
     Special Funding Account Balance                   0.00
     Ending Total Principal Balance       13,831,072,366.52

     Reallocated Principal
     Charged-Off Principal
     Reimbursed Principal
     Ending Invested/Transferor Amounts   13,831,072,366.52
     -------------------------------------

     Group:                               Group 1
     Series:                              Series 1995-3
     Supplement Date:                     15-Nov-95

     MONTHLY STATEMENT
     UNIVERSAL CARD MASTER TRUST
     SERIES 1995-3

     Pursuant to the Pooling and Servicing Agreement dated as of August 1, 1995 (hereinafter as such agreement may have been or may be from time to time, amended or otherwise modified, the "Pooling and Servicing Agreement"), among Universal Card Services Corp. ("UCS") as Servicer, Universal Bank, N.A. as Transferor, and Bankers Trust Company, as trustee (the 'Trustee'), as supplemented by the Series 1995-3 Supplement dated as of 11/15/95 (the "Supplement") among UCS, and the Trustee, as Servicer is required to prepare certain information each month regarding current distributions to the Series 1995-3 Certificateholders and the performance of the Universal Card Master Trust (the "Trust") during the previous month. The information which is required to be prepared with respect to the Distribution Date of 12/17/98 with respect to the performance of the Trust during the month of 11/01/98 to 11/30/98 is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Series 1995-3 Certificate (a "Certificate"). Certain other information is presented based on the aggregate amounts for the Trust as a whole. Capitalized terms used in this Monthly Statement have their respective meanings set forth in the Pooling and Servicing Agreement and the Supplement.

 A)  Information regarding distribution
     in
     respect of the Class A Certificates
     per $1,000 original certificate
     principal amount.

(1)  The total amount of the
     distribution in respect of Class A
     Certificates, per $1,000 original
     certificate principal amount                                $0.00000000

(2)  The amount of the distribution
     set forth in paragraph 1 above in
     respect of interest on the Class A
     Certificates, per $1,000 original
     certificate principal amount                                $0.00000000

(3)  The amount of the distribution
     set forth in paragraph 1 above in
     respect of principal of the Class A
     Certificates, per $1,000 original
     certificate principal amount                                $0.00000000

 B)  Class A Investor Charge Offs and
     Reimbursement of Charge Offs
(1)  The amount of Class A Investor
     Charge Offs                                                       $0.00
(2)  The amount of Class A Investors
     Charge Offs set forth in paragraph 1
     above, per $1,000 original
     certificate
     principal amount                                                  $0.00
(3)  The total amount reimbursed in
     respect of Class A Investor Charge
     Offs                                                              $0.00
(4)  The amount set forth in paragraph
     3 above, per $1,000 original
     certificate principal amount                                      $0.00
(5)  The amount, if any, by which the
     outstanding principal balance of
     the
     Class A Certificates exceeds the
     Class
     A Invested Amount after giving
     effect
     to all transactions on such
     Distribution Date                                                 $0.00

 C)  Information regarding distributions
     in
     respect of the Class B Certificates,
     per $1,000 original certificate
     principal amount
(1)  The total amount of the
     distribution in respect of Class B
     Certificates, per $1,000 original
     certificate principal amount                                $0.00000000
(2)  The amount of the distribution
     set forth in paragraph 1 above in
     respect of interest on the Class B
     Certificates, per $1,000 original
     certificate principal amount                                $0.00000000
(3)  The amount of the distribution
     set forth in paragraph 1 above in
     respect of principal of the Class B
     Certificates, per $1,000 original
     certificate principal amount                                      $0.00

 D)  Amount of reductions in Class B
     Invested Amount pursuant to clauses
     (c), (d), and (e) of the definition
     of
     Class B Invested Amount
(1)  The amount of reductions in Class
     B Invested Amount pursuant to
     clauses
     (c), (d), and (e) of the definition
     of
     Class B Invested Amount                                           $0.00
                                                      C-2

(2)  The amount of reductions in
     the Class B Invested Amount set
     forth
     in paragraph 1 above, per $1,000
     original certificate principal                                    $0.00
     amount
(3)  The total amount reimbursed in
     respect of such reductions in the
     Class B Invested Amount                                           $0.00
(4)  The amount set forth in paragraph
     3 above, per $1,000 original
     certificate principal amount                                      $0.00
(5)  The amount, if any, by which the
     outstanding principal balance of
     the
     Class B Certificates exceeds the
     Class
     B Invested Amount after giving
     effect
     to all transactions on such
     Distribution Date                                                 $0.00

E)   Information regarding certain
     distributions to the Collateral
     Interest Holder
(1)  The amount distributed to the
     Collateral Interest Holder in
     respect
     of interest on the Collateral
     Invested
     Amount                                                      $246,046.06
(2)  The amount distributed to the
     Collateral Interest Holder in
     respect
     of principal on the Collateral
     Invested Amount                                                   $0.00

 F)  Amount of reductions in Collateral
     Invested Amount pursuant to clauses
     (c), (d), and (e) of the definition
     of
     Collateral Invested Amount
(1)  The amount of reductions in the
     Collateral Invested Amount pursuant
     to
     clauses (c), (d), and (e) of the
     definition of Collateral Invested
     Amount                                                            $0.00
(2)  The total amount reimbursed in
     respect of such reductions in the
     Collateral Invested Amount                                        $0.00

     UNIVERSAL CARD SERVICES CORP.,
        Servicer

     By:  /s/  Thomas Donahue
          Name:   Thomas Donahue
          Title:  Servicing Officer

RECEIVABLES  ---

Beginning of the Month Principal                            $13,976,948,372.72
Receivables:
Beginning of the Month Finance Charge Receivables:           $219,635,837.79
Beginning of the Month Discounted                                      $0.00
Receivables:
Beginning of the Month Premium                                         $0.00
Receivables:
Beginning of the Month Total Receivables:                   $14,196,584,210.51


Removed Principal Receivables:                                         $0.00
Removed Finance Charge Receivables:                                    $0.00
Removed Total Receivables:                                             $0.00


Additional Principal Receivables:                                      $0.00
Additional Finance Charge Receivables:                                 $0.00
Additional Total Receivables:                                          $0.00


Discounted Receivables Generated this                                  $0.00
Period:
Premium Receivables Generated this                                     $0.00
Period:
End of the Month Principal Receivables:                     $13,831,072,366.52
End of the Month Finance Charge                              $245,266,971.08
Receivables:
End of the Month Discounted Receivables:                               $0.00
End of the Month Premium Receivables:                                  $0.00
End of the Month Total Receivables:                         $14,076,339,337.60


Special Funding Account Balance                                        $0.00
Aggregate Invested Amount (all Master                       $11,541,666,666.65
Trust Series)

End of the Month Total Transferor Amount                    $2,534,672,670.95


DELINQUENCIES AND LOSSES ---
                                                            RECEIVABLES
End of the Month Delinquencies:
   31-60 Days Delinquent                                     $167,095,694.54
   61-90 Days Delinquent                                     $107,961,016.77
   91+ Days Delinquent                                       $174,831,534.29

   Total 31+ Days Delinquent                                 $449,888,245.60

Defaulted Accounts During the Month                           $57,338,421.82

INVESTED AMOUNTS ---

Class A Initial Invested Amount               $652,500,000
Class B Initial Invested Amount                $45,000,000
Collateral Initial Invested Amount             $52,500,000
INITIAL INVESTED AMOUNT                                         $750,000,000

Class A Invested Amount                    $652,500,000.00
Class B Invested Amount                     $45,000,000.00
Collateral Invested Amount                  $52,500,000.00
INVESTED AMOUNT                                                 $750,000,000


Class A Adjusted Invested Amount           $652,500,000.00
Class B Adjusted Invested Amount            $45,000,000.00
Collateral Invested Amount                  $52,500,000.00
ADJUSTED INVESTED AMOUNT                                        $750,000,000


MONTHLY SERVICING FEE                                          $1,250,000.00


INVESTOR DEFAULT AMOUNT                                        $3,076,767.20


GROUP 1 INFORMATION


WEIGHTED AVERAGE CERTIFICATE RATE FOR ALL SERIES                     5.51941%
IN GROUP 1

GROUP 1 INVESTOR FINANCE CHARGE COLLECTIONS                   $72,730,916.08
GROUP 1 INVESTOR ADDITIONAL AMOUNTS                                    $0.00
GROUP 1 INVESTOR DEFAULT AMOUNT                               $19,486,192.29
GROUP 1 INVESTOR MONTHLY FEES                                  $7,916,666.67
GROUP 1 INVESTOR MONTHLY INTEREST                             $21,862,533.23


SERIES 1995-3  INFORMATION
SERIES 1995-3  ALLOCATION PERCENTAGE                                    6.50%
SERIES 1995-3  ALLOCABLE FINANCE CHARGE                       $13,491,207.56
COLLECTIONS
SERIES 1995-3  ADDITIONAL AMOUNTS                                      $0.00
SERIES 1995-3  ALLOCABLE DEFAULTED AMOUNT                      $3,725,962.43
SERIES 1995-3  MONTHLY FEES                                    $1,250,000.00
SERIES 1995-3  ALLOCABLE PRINCIPAL COLLECTIONS               $135,810,182.83
SERIES 1995-3  REQUIRED TRANSFEROR AMOUNT                     $52,500,000.00
FLOATING ALLOCATION PERCENTAGE                                         82.58%

INVESTOR FINANCE CHARGE COLLECTIONS                           $11,140,559.18
INVESTOR DEFAULT AMOUNT                                        $3,076,767.20
REALLOCATED INVESTOR FINANCE CHARGE COLLECTIONS               $11,498,239.99
PRINCIPAL ALLOCATIONS PERCENTAGE                                       82.58%
AVAILABLE PRINCIPAL COLLECTIONS                              $112,147,216.86


CLASS A  AVAILABLE FUNDS ---

CLASS A FLOATING PERCENTAGE                                            87.00%

    Class A Floating Percentage of          $10,003,967.53
Reallocated
    Investor Finance Charge Collections
    Other Amounts                                    $0.00
TOTAL CLASS A AVAILABLE FUNDS                                 $10,003,967.53

   Class A Monthly Interest                  $3,008,721.00
   Class A Servicing Fee (if applicable)             $0.00
   Class A Investor Default Amount           $2,676,787.47
TOTAL CLASS A EXCESS SPREAD                                    $4,318,459.06

CLASS A REQUIRED AMOUNT                                                $0.00

CLASS B AVAILABLE FUNDS ---

CLASS B FLOATING PERCENTAGE                                             6.00%

CLASS B AVAILABLE FUNDS                                          $689,894.40

   Class B Monthly Interest                    $211,623.00
   Class B Servicing Fee (if applicable)             $0.00
TOTAL CLASS B EXCESS SPREAD                                      $478,271.40

COLLATERAL AVAILABLE FUNDS --

COLLATERAL FLOATING PERCENTAGE                                          7.00%

COLLATERAL AVAILABLE FUNDS                                       $804,876.80
   Collateral Interest Servicing Fee                                   $0.00
(if  applicable)
TOTAL COLLATERAL EXCESS SPREAD                                   $804,876.80

EXCESS SPREAD ---

TOTAL EXCESS SPREAD                                            $5,601,607.26

Excess Spread Applied to Class A Required Amount                       $0.00
Excess Spread Applied to Class A                                       $0.00
Investor Charge
Offs
Excess Spread Applied to Class B Required Amount                 $184,606.03
Excess Spread Applied to Reductions of                                 $0.00
Class B
Invested Amount pursuant to clauses (c),
(d) and (e)

Excess Spread Applied to Collateral                              $246,046.06
Monthly
Interest
Excess Spread Applied to Unpaid Monthly                        $1,250,000.00
Servicing Fee
Excess Spread Applied Collateral Default                         $215,373.70
Amount
Excess Spread Applied to Reductions of                                 $0.00
Collateral Invested Amount Pursuant to
Clauses
(c), (d) and (e)
Excess Spread Applied to Reserve Account                               $0.00
Excess Spread Applied to Other Amounts                                 $0.00
Owed to
Collateral Interest Holder

TOTAL EXCESS FINANCE CHARGE COLLECTIONS ELIGIBLE
FOR OTHER EXCESS ALLOCATION SERIES                             $3,705,581.46

EXCESS FINANCE CHARGES COLLECTIONS

 TOTAL EXCESS FINANCE CHARGE COLLECTIONS                      $57,161,050.79
 FOR ALL ALLOCATION SERIES

SERIES 1995-3  EXCESS FINANCE CHARGE COLLECTIONS ---

EXCESS FINANCE CHARGE COLLECTIONS                                      $0.00
ALLOCATED TO SERIES 1995-3

Excess Finance Charge Collections                                      $0.00
Applied to
Class A Required Amount
Excess Finance Charge Collections                                      $0.00
Applied to
Class A Investor Charge Offs
Excess Finance Charge Collections                                      $0.00
Applied to
Class B Required Amount
Excess Finance Charge Collections                                      $0.00
Applied to
Reductions of Class B Invested Amount
Pursuant
to Clauses (c), (d) and (e)
Excess Finance Charge Collections                                      $0.00
Applied to
Collateral Monthly Interest
Excess Finance Charge Collections                                      $0.00
Applied to
Unpaid Monthly Servicing Fee
Excess Finance Charge Collections                                      $0.00
Applied to
Collateral Default Amount
                                                      C-7

Excess Finance Charge Collections                                      $0.00
Applied to
Reductions of Collateral Invested Amount
Pursuant to Clauses (c), (d) and (e)
Excess Finance Charge Collections                                      $0.00
Applied to
Reserve Account
Excess Finance Charge Collections                                      $0.00
Applied to
Other Amounts Owed to Collateral
Interest Holder

YIELD AND BASE RATE---

Base Rate (Current Month)                             7.55%                 1
Base Rate (Prior Month)                               7.37%                 1
Base Rate (Two Months Ago)                            8.28%                 1
THREE MONTH AVERAGE BASE RATE                                           7.73%

Series Adj Portfolio Yield (Curr Month)              13.48%                 1
Series Adj Portfolio Yield (Prior Month)             12.75%                 1
Series Adj Port Yield (Two Months Ago)               10.91%                 1
THREE MONTH AVERAGE SERIES ADJUSTED PORTFOLIO                          12.38%
YIELD

PRINCIPAL COLLECTIONS---

CLASS A PRINCIPAL PERCENTAGE                                           87.00%

   Class A Principal Collections            $97,568,078.66

CLASS B PRINCIPAL PERCENTAGE                                            6.00%

   Class B Principal Collections             $6,728,833.01

COLLATERAL PRINCIPAL PERCENTAGE                                         7.00%
   Collateral Principal Collections          $7,850,305.18

AVAILABLE PRINCIPAL COLLECTIONS            $112,147,216.86

REALLOCATED PRINCIPAL COLLECTIONS                                      $0.00

SERIES 1995-3  PRINCIPAL SHORTFALL                                     $0.00

SHARED PRINCIPAL COLLECTIONS ALLOCABLE FROM OTHER                      $0.00
PRINCIPAL SHARING SERIES

ACCUMULATION ---

Controlled Accumulation Amount                       $0.00
Deficit Controlled Accumulation Amount               $0.00
CONTROLLED DEPOSIT AMOUNT                                              $0.00

PRINCIPAL FUNDING ACCOUNT BALANCE                                      $0.00

SHARED PRINCIPAL COLLECTIONS ELIGIBLE FOR OTHER              $112,147,216.86
PRINCIPAL SHARING SERIES

INVESTOR CHARGE OFFS AND REIMBURSEMENTS--

CLASS A INVESTOR CHARGE OFFS                                           $0.00
REDUCTIONS IN CLASS B INVESTED AMOUNT  (OTHER THAN                     $0.00
BY PRINCIPAL PAYMENTS)
REDUCTIONS IN COLLATERAL INVESTED AMOUNT (OTHER                        $0.00
THAN BY PRINCIPAL PAYMENTS)

PREVIOUS CLASS A CHARGE OFFS REIMBURSED                                $0.00
PREVIOUS CLASS B INVESTED AMOUNT REDUCTIONS                            $0.00
REIMBURSED

PREVIOUS COLLATERAL INVESTED AMOUNT REDUCTIONS                         $0.00
REIMBURSED


     UNIVERSAL CARD SERVICES CORP.,
     as Servicer


     By:  /s/  Thomas Donahue
          Name:   Thomas Donahue
          Title:  Servicing Officer

     Universal Bank, N.A.
     Credit Card Asset Backed Securities

     Universal Card  Master Trust
     Series 1996-1

     Monthly Report                               30-Nov-98
     Distribution Date                            17-Dec-98
     -------------------------------------------------------------------------

     Monthly Trust Activity                    Class A           Class B

     Beginning Principal  Receivables
     Balance
     Special Funding Account Balance
     Ending Total Principal Balance
     Series Allocation Percentage
     Beginning Invested /Transferor          850,000,000.00     80,000,000.00
     Amount
     Adjusted Invested /Transferor Amount    850,000,000.00     80,000,000.00
     Floating Allocation Percentage             85.0000000%        8.0000000%
     Principal Allocation Percentage            85.0000000%        8.0000000%
     Finance Charge Collections               12,625,967.07      1,188,326.31
     Total Yield
     Trust Portfolio Yield
     Principal Collections                   127,100,179.10     11,962,369.80
     Discount Percentage
     Discount Option Receivable                        0.00              0.00
     Collections
     Monthly Payment Rate
     Defaults                                  3,487,002.83        328,188.50
     Monthly Default Rate
     Net Monthly Default Rate
     Recoveries                                  389,038.96         36,615.43
     Adjustments
     New Receivables
     Ending Principal  Receivables
     Balance
     Minimum Series Required Balance
     Special Funding Account Balance
     Ending Total Principal Balance

     Reallocated Principal                                               0.00
     Charged-Off Principal                             0.00              0.00
     Reimbursed Principal                              0.00              0.00
     Ending Invested/Transferor Amounts      850,000,000.00     80,000,000.00
     -------------------------------------------------------------------------
     Group I Information                    Series 1995-3     Series 1996-1
     Invested Amount                         750,000,000.00  1,000,000,000.00
     Average Rate                                  5.54622%          5.48997%
     Investor Finance Charge Collections      11,483,828.86     15,311,771.81
     Investor Principal Collections          112,147,216.86    149,529,622.47
     Investor Default Amount Due               3,076,767.20      4,102,356.27
     Investor Monthly Interest Due             3,466,390.06      4,574,978.42
     Investor Monthly Fees Due                 1,250,000.00      1,666,666.67
     Investor Additional Amounts Due                   0.00              0.00
     -------------------------------------------------------------------------
     Monthly Funding Requirements              Class A           Class B
     Investor Coupon                               5.46828%          5.60328%
     Investor Monthly Interest Due             3,873,365.00        373,552.00
     Investor Outstanding Interest Due                 0.00              0.00
     Investor Additional Interest Due                 0.00              0.00
     Investor Total Interest Due               3,873,365.00        373,552.00
     Investor  Default Amount Due              3,487,002.83        328,188.50
     Investor Monthly Fees Due                 1,416,666.67        133,333.33
     Investor Additional Fees Due                     0.00              0.00
     Total                                     8,777,034.50        835,073.84

     -------------------------------------------------------------------------
     Reallocated Investor Finance Charge Collections
     Interest/Principal/Spread Investment Proceeds/Reserve
     Draw
     Series Adjusted Portfolio Yield
     Base Rate
     -------------------------------------------------------------------------
     Application of Collections                Class A           Class B
     Available Funds                          12,992,153.25      1,222,728.93
     Monthly Interest Paid                     3,873,365.00        373,552.00
     Investor Default Amount Paid              3,487,002.83              0.00
     Excess Spread                             5,631,785.42        849,176.93
     -------------------------------------------------------------------------
     Monthly Interest Shortfall                        0.00              0.00
     Investor Default Amount Shortfall                 0.00        328,188.50
     Required Amount                                   0.00        328,188.50
     -------------------------------------------------------------------------
     Monthly Interest Paid                             0.00              0.00
     Investor Default Paid                             0.00        328,188.50
     Investor Additional Amounts Paid                  0.00              0.00
     Servicing Fee Paid
     Excess Finance Charge Collections
     -------------------------------------------------------------------------
     Reallocated Principal                                               0.00
     Monthly Interest Paid                             0.00              0.00
     Investor Default Paid                             0.00              0.00
     -------------------------------------------------------------------------
     Outstanding Monthly Interest                      0.00              0.00
     Principal Charge-Offs                             0.00              0.00
     -------------------------------------------------------------------------
     Principal Funding
     Controlled Accumulation Amount                    0.00              0.00
     Principal Funding Account Deposit
     Principal Funding Account Balance
     -------------------------------------------------------------------------
     Certificates                              Class A           Class B
     Beginning Certificates Balance          850,000,000.00     80,000,000.00
     Interest Distribution                             0.00              0.00
     Principal Distribution                            0.00              0.00
     Total Distribution                                0.00              0.00
     Ending Certificate Balance              850,000,000.00     80,000,000.00
     Pool Factor                                100.000000%       100.000000%
     Total Distribution Per 1,000                    0.0000            0.0000
     Certificate
     Interest Distribution Per 1,000                 0.0000            0.0000
     Certificate
     Principal Distribution Per 1,000                0.0000            0.0000
     Certificate

     1st   Collection Account Deposit          3,744,252.83        361,100.27
     2nd Collection Accounts Deposit           3,873,365.00        373,552.00
     3rd Collection Accounts Deposit                   0.00              0.00
     Quarterly Interest Distribution           7,617,617.83        734,652.27


     Delinquencies                              1-30              31-60

     Number of Accounts                             271,117            70,645
     Balance of Accounts                        613,656,821       167,095,695

     31+Days Delinquency Rate                                         3.2188%

     Change in Account Owner Retained                                 0.0000%
     Interest

     Prior Month Account Owner Retained Interest Factor               0.0000%
     Current Month Account Owner Retained Interest Factor             0.0000%

     Monthly Trust Activity                 CIA Investor        Investor
                                                                Interest
     Beginning Principal  Receivables
     Balance
     Special Funding Account Balance
     Ending Total Principal Balance
     Series Allocation Percentage
     Beginning Invested /Transferor           70,000,000.00  1,000,000,000.00
     Amount
     Adjusted Invested /Transferor Amount     70,000,000.00  1,000,000,000.00
     Floating Allocation Percentage              7.0000000%       82.5764420%
     Principal Allocation Percentage             7.0000000%       82.5764420%
     Finance Charge Collections                1,039,785.52     14,854,078.91
     Total Yield
     Trust Portfolio Yield
     Principal Collections                    10,467,073.57    149,529,622.47
     Discount Percentage
     Discount Option Receivable                        0.00              0.00
     Collections
     Monthly Payment Rate
     Defaults                                    287,164.94      4,102,356.27
     Monthly Default Rate
     Net Monthly Default Rate
     Recoveries                                   32,038.50        457,692.90
     Adjustments
     New Receivables
     Ending Principal  Receivables
     Balance
     Minimum Series Required Balance
     Special Funding Account Balance
     Ending Total Principal Balance

     Reallocated Principal                             0.00
     Charged-Off Principal                             0.00
     Reimbursed Principal                              0.00
     Ending Invested/Transferor Amounts       70,000,000.00  1,000,000,000.00
     -------------------------------------------------------------------------
     Group I Information                    Series 1996-2     Series 1996-3
     Invested Amount                       1,000,000,000.00  1,000,000,000.00
     Average Rate                                  5.44272%          5.62117%
     Investor Finance Charge Collections      15,311,771.81     15,311,771.81
     Investor Principal Collections          149,529,622.47    149,529,622.47
     Investor Default Amount Due               4,102,356.27      4,102,356.27
     Investor Monthly Interest Due             4,535,603.42      4,684,311.42
     Investor Monthly Fees Due                 1,666,666.67      1,666,666.67
     Investor Additional Amounts Due                   0.00              0.00
     -------------------------------------------------------------------------
     Monthly Funding Requirements           CIA Investor          Total
     Investor Coupon                               5.62391%
     Investor Monthly Interest Due               328,061.42      4,574,978.42
     Investor Outstanding Interest Due                 0.00              0.00
     Investor Additional Interest Due                 0.00              0.00
     Investor Total Interest Due                 328,061.42      4,574,978.42
     Investor  Default Amount Due                287,164.94      4,102,356.27
     Investor Monthly Fees Due                   116,666.67      1,666,666.67
     Investor Additional Fees Due                     0.00              0.00
     Total                                       731,893.02     10,344,001.36

     -------------------------------------------------------------------------
     Reallocated Investor Finance Charge Collections            15,284,111.65
     Interest/Principal/Spread                                         658.35
     Investment Proceeds/Reserve Draw
     Series Adjusted Portfolio Yield                                   13.42%
     Base Rate                                                          7.49%
     -------------------------------------------------------------------------
     Application of Collections             CIA Investor          Total
     Available Funds                           1,069,887.82     15,284,770.00
     Monthly Interest Paid                             0.00      4,246,917.00
     Investor Default Amount Paid                      0.00      3,487,002.83
     Excess Spread                             1,069,887.82      7,550,850.17
     -------------------------------------------------------------------------
     Monthly Interest Shortfall                                          0.00
     Investor Default Amount Shortfall                             328,188.50
     Required Amount                                               328,188.50
     -------------------------------------------------------------------------
     Monthly Interest Paid                       328,061.42        328,061.42
     Investor Default Paid                       287,164.94        615,353.44
     Investor Additional Amounts Paid                  0.00              0.00
     Servicing Fee Paid                                          1,666,666.67
     Excess Finance Charge Collections                           4,940,768.64
     -------------------------------------------------------------------------
     Reallocated Principal                             0.00              0.00
     Monthly Interest Paid
     Investor Default Paid                                               0.00
     -------------------------------------------------------------------------
     Outstanding Monthly Interest                      0.00
     Principal Charge-Offs                             0.00
     -------------------------------------------------------------------------
     Principal Funding
     Controlled Accumulation Amount                    0.00              0.00
     Principal Funding Account Deposit                                   0.00
     Principal Funding Account Balance                                   0.00
     -------------------------------------------------------------------------
     Certificates                           CIA Investor          Total
     Beginning Certificates Balance           70,000,000.00  1,000,000,000.00
     Interest Distribution                       328,061.42        328,061.42
     Principal Distribution                            0.00              0.00
     Total Distribution                          328,061.42        328,061.42
     Ending Certificate Balance               70,000,000.00  1,000,000,000.00
     Pool Factor                                100.000000%
     Total Distribution Per 1,000                    4.6866
     Certificate
     Interest Distribution Per 1,000                 4.6866
     Certificate
     Principal Distribution Per 1,000                0.0000
     Certificate

     1st   Collection Account Deposit                            4,105,353.10
     2nd Collection Accounts Deposit                             4,246,917.00
     3rd Collection Accounts Deposit                                     0.00
     Quarterly Interest Distribution                             8,352,270.10


     Delinquencies                              61-90            91-120

     Number of Accounts                              39,473            26,005
     Balance of Accounts                        107,961,017        72,578,980

     31+Days Delinquency Rate                          0.00 CIA Investor
                                                            Interest Reduced
                                                            Margin

     Monthly Trust Activity                  Transferor          Series
                                              Interest         Allocations
     Beginning Principal  Receivables
     Balance
     Special Funding Account Balance
     Ending Total Principal Balance
     Series Allocation Percentage                                       8.66%
     Beginning Invested /Transferor          210,999,136.99  1,210,999,136.99
     Amount
     Adjusted Invested /Transferor Amount    210,999,136.99  1,210,999,136.99
     Floating Allocation Percentage             17.4235580%      100.0000000%
     Principal Allocation Percentage            17.4235580%      100.0000000%
     Finance Charge Collections                3,134,197.83     17,988,276.74
     Total Yield
     Trust Portfolio Yield
     Principal Collections                    31,550,621.30    181,080,243.77
     Discount Percentage
     Discount Option Receivable                        0.00              0.00
     Collections
     Monthly Payment Rate
     Defaults                                    865,593.63      4,967,949.90
     Monthly Default Rate
     Net Monthly Default Rate
     Recoveries                                   96,572.81        554,265.70
     Adjustments
     New Receivables
     Ending Principal  Receivables
     Balance
     Minimum Series Required Balance
     Special Funding Account Balance
     Ending Total Principal Balance

     Reallocated Principal
     Charged-Off Principal
     Reimbursed Principal
     Ending Invested/Transferor Amounts      198,360,060.64  1,198,360,060.64
     -------------------------------------------------------------------------
     Group I Information                    Series 1997-1      Group Total
     Invested Amount                       1,000,000,000.00  4,750,000,000.00
     Average Rate                                  5.52375%          5.51941%
     Investor Finance Charge Collections      15,311,771.81     72,730,916.08
     Investor Principal Collections          149,529,622.47    710,265,706.75
     Investor Default Amount Due               4,102,356.27     19,486,192.29
     Investor Monthly Interest Due             4,601,249.92     21,862,533.23
     Investor Monthly Fees Due                 1,666,666.67      7,916,666.67
     Investor Additional Amounts Due                   0.00              0.00
     -------------------------------------------------------------------------


     Delinquencies                              121+              Total

     Number of Accounts                              34,824           442,064
     Balance of Accounts                        102,252,554  1,063,545,067.06

     Monthly Trust Activity                     Trust
                                               Totals
     Beginning Principal  Receivables     13,976,948,372.72
     Balance
     Special Funding Account Balance                   0.00
     Ending Total Principal Balance       13,976,948,372.72
     Series Allocation Percentage
     Beginning Invested /Transferor
     Amount
     Adjusted Invested /Transferor Amount
     Floating Allocation Percentage
     Principal Allocation Percentage
     Finance Charge Collections              207,614,694.04
     Total Yield                                     17.82%
     Trust Portfolio Yield                           13.45%
     Principal Collections                 2,089,967,813.52
     Discount Percentage                              0.00%
     Discount Option Receivable                        0.00
     Collections
     Monthly Payment Rate                            14.95%
     Defaults                                 57,338,421.82
     Monthly Default Rate                             4.92%
     Net Monthly Default Rate                         4.37%
     Recoveries                                6,397,150.00
     Adjustments                              11,805,998.40
     New Receivables                       2,013,236,227.54
     Ending Principal  Receivables        13,831,072,366.52
     Balance
     Minimum Series Required Balance       1,070,000,000.00
     Special Funding Account Balance                   0.00
     Ending Total Principal Balance       13,831,072,366.52

     Reallocated Principal
     Charged-Off Principal
     Reimbursed Principal
     Ending Invested/Transferor Amounts   13,831,072,366.52
     -------------------------------------

     Group:                               Group 1
     Series:                              Series 1996-1
     Supplement Date:                     30-Apr-96

     MONTHLY STATEMENT
     UNIVERSAL CARD MASTER TRUST
     SERIES 1996-1

     Pursuant to the Pooling and Servicing Agreement dated as of August 1, 1995 (hereinafter as such agreement may have been or may be from time to time, amended or otherwise modified, the "Pooling and Servicing Agreement"), among Universal Card Services Corp. ("UCS") as Servicer, Universal Bank, N.A., as Transferor, and Bankers Trust Company, as trustee (the 'Trustee'), as supplemented by the Series 1996-1 Supplement dated as of 04/30/96 (the "Supplement") among UCS, Universal Bank, N.A. and the Trustee, as Servicer is required to prepare certain information each month regarding current distributions to the Series 1996-1 Certificateholders and the performance of the Universal Card Master Trust (the "Trust") during the previous month. The information which is required to be prepared with respect to the Distribution Date of 12/17/98 with respect to the performance of the Trust during the month of 11/01/98 to 11/30/98 is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Series 1996-1 Certificate (a "Certificate"). Certain other information is presented based on the aggregate amounts for the Trust as a whole. Capitalized terms used in this Monthly Statement have their respective meanings set forth in the Pooling and Servicing Agreement and the Supplement.
 A)  Information regarding distribution
     in
     respect of the Class A Certificates
     per $1,000 original certificate
     principal amount.

(1)  The total amount of the
     distribution in respect of Class A
     Certificates, per $1,000 original
     certificate principal amount                                $0.00000000

(2)  The amount of the distribution
     set forth in paragraph 1 above in
     respect of interest on the Class A
     Certificates, per $1,000 original
     certificate principal amount                                $0.00000000

(3)  The amount of the distribution
     set forth in paragraph 1 above in
     respect of principal of the Class A
     Certificates, per $1,000 original
     certificate principal amount                                $0.00000000

 B)  Class A Investor Charge Offs and
     Reimbursement of Charge Offs
(1)  The amount of Class A Investor
     Charge Offs                                                       $0.00
(2)  The amount of Class A Investors
     Charge Offs set forth in paragraph 1
     above, per $1,000 original
     certificate
     principal amount                                                  $0.00
(3)  The total amount reimbursed in
     respect of Class A Investor Charge
     Offs                                                              $0.00
(4)  The amount set forth in paragraph
     3 above, per $1,000 original
     certificate principal amount                                      $0.00
(5)  The amount, if any, by which the
     outstanding principal balance of
     the
     Class A Certificates exceeds the
     Class
     A Invested Amount after giving
     effect
     to all transactions on such
     Distribution Date                                                 $0.00

 C)  Information regarding distributions
     in
     respect of the Class B Certificates,
     per $1,000 original certificate
     principal amount
(1)  The total amount of the
     distribution in respect of Class B
     Certificates, per $1,000 original
     certificate principal amount                                $0.00000000
(2)  The amount of the distribution
     set forth in paragraph 1 above in
     respect of interest on the Class B
     Certificates, per $1,000 original
     certificate principal amount                                $0.00000000
(3)  The amount of the distribution
     set forth in paragraph 1 above in
     respect of principal of the Class B
     Certificates, per $1,000 original
     certificate principal amount                                      $0.00

 D)  Amount of reductions in Class B
     Invested Amount pursuant to clauses
     (c), (d), and (e) of the definition
     of
     Class B Invested Amount
(1)  The amount of reductions in Class
     B Invested Amount pursuant to
     clauses
     (c), (d), and (e) of the definition
     of
     Class B Invested Amount                                           $0.00

(2)  The amount of reductions in
     the Class B Invested Amount set
     forth
     in paragraph 1 above, per $1,000
     original certificate principal                                    $0.00
     amount
(3)  The total amount reimbursed in
     respect of such reductions in the
     Class B Invested Amount                                           $0.00
(4)  The amount set forth in paragraph
     3 above, per $1,000 original
     certificate principal amount                                      $0.00
(5)  The amount, if any, by which the
     outstanding principal balance of
     the
     Class B Certificates exceeds the
     Class
     B Invested Amount after giving
     effect
     to all transactions on such
     Distribution Date                                                 $0.00

E)   Information regarding certain
     distributions to the Collateral
     Interest Holder
(1)  The amount distributed to the
     Collateral Interest Holder in
     respect
     of interest on the Collateral
     Invested
     Amount                                                      $328,061.42
(2)  The amount distributed to the
     Collateral Interest Holder in
     respect
     of principal on the Collateral
     Invested Amount                                                   $0.00

 F)  Amount of reductions in Collateral
     Invested Amount pursuant to clauses
     (c), (d), and (e) of the definition
     of
     Collateral Invested Amount
(1)  The amount of reductions in the
     Collateral Invested Amount pursuant
     to
     clauses (c), (d), and (e) of the
     definition of Collateral Invested
     Amount                                                            $0.00
(2)  The total amount reimbursed in
     respect of such reductions in the
     Collateral Invested Amount                                        $0.00

     UNIVERSAL CARD SERVICES CORP.,
        Servicer

     By:  /s/  Thomas Donahue
          Name:   Thomas Donahue
          Title:  Servicing Officer

RECEIVABLES  ---

Beginning of the Month Principal                            $13,976,948,372.72
Receivables:
Beginning of the Month Finance Charge Receivables:           $219,635,837.79
Beginning of the Month Discounted                                      $0.00
Receivables:
Beginning of the Month Premium                                         $0.00
Receivables:
Beginning of the Month Total Receivables:                   $14,196,584,210.51


Removed Principal Receivables:                                         $0.00
Removed Finance Charge Receivables:                                    $0.00
Removed Total Receivables:                                             $0.00


Additional Principal Receivables:                                      $0.00
Additional Finance Charge Receivables:                                 $0.00
Additional Total Receivables:                                          $0.00


Discounted Receivables Generated this                                  $0.00
Period:
Premium Receivables Generated this                                     $0.00
Period:
End of the Month Principal Receivables:                     $13,831,072,366.52
End of the Month Finance Charge                              $245,266,971.08
Receivables:
End of the Month Discounted Receivables:                               $0.00
End of the Month Premium Receivables:                                  $0.00
End of the Month Total Receivables:                         $14,076,339,337.60


Special Funding Account Balance                                        $0.00
Aggregate Invested Amount (all Master                       $11,541,666,666.65
Trust Series)

End of the Month Total Transferor Amount                    $2,534,672,670.95


DELINQUENCIES AND LOSSES ---
                                                            RECEIVABLES
End of the Month Delinquencies:
   31-60 Days Delinquent                                     $167,095,694.54
   61-90 Days Delinquent                                     $107,961,016.77
   91+ Days Delinquent                                       $174,831,534.29

   Total 31+ Days Delinquent                                 $449,888,245.60

Defaulted Accounts During the Month                           $57,338,421.82

INVESTED AMOUNTS ---

Class A Initial Invested Amount               $850,000,000
Class B Initial Invested Amount                $80,000,000
Collateral Initial Invested Amount             $70,000,000
INITIAL INVESTED AMOUNT                                       $1,000,000,000

Class A Invested Amount                    $850,000,000.00
Class B Invested Amount                     $80,000,000.00
Collateral Invested Amount                  $70,000,000.00
INVESTED AMOUNT                                               $1,000,000,000


Class A Adjusted Invested Amount           $850,000,000.00
Class B Adjusted Invested Amount            $80,000,000.00
Collateral Invested Amount                  $70,000,000.00
ADJUSTED INVESTED AMOUNT                                      $1,000,000,000


MONTHLY SERVICING FEE                                          $1,666,666.67


INVESTOR DEFAULT AMOUNT                                        $4,102,356.27


GROUP 1 INFORMATION


WEIGHTED AVERAGE CERTIFICATE RATE FOR ALL SERIES                     5.51941%
IN GROUP 1

GROUP 1 INVESTOR FINANCE CHARGE COLLECTIONS                   $72,730,916.08
GROUP 1 INVESTOR ADDITIONAL AMOUNTS                                    $0.00
GROUP 1 INVESTOR DEFAULT AMOUNT                               $19,486,192.29
GROUP 1 INVESTOR MONTHLY FEES                                  $7,916,666.67
GROUP 1 INVESTOR MONTHLY INTEREST                             $21,862,533.23


SERIES 1996-1 INFORMATION
SERIES 1996-1 ALLOCATION PERCENTAGE                                     8.66%
SERIES 1996-1 ALLOCABLE FINANCE CHARGE                        $17,988,276.74
COLLECTIONS
SERIES 1996-1 ADDITIONAL AMOUNTS                                       $0.00
SERIES 1996-1 ALLOCABLE DEFAULTED AMOUNT                       $4,967,949.90
SERIES 1996-1 MONTHLY FEES                                     $1,666,666.67
SERIES 1996-1 ALLOCABLE PRINCIPAL COLLECTIONS                $181,080,243.77
SERIES 1996-1 REQUIRED TRANSFEROR AMOUNT                      $70,000,000.00
FLOATING ALLOCATION PERCENTAGE                                         82.58%

INVESTOR FINANCE CHARGE COLLECTIONS                           $14,854,078.91
INVESTOR DEFAULT AMOUNT                                        $4,102,356.27
REALLOCATED INVESTOR FINANCE CHARGE COLLECTIONS               $15,284,111.65
PRINCIPAL ALLOCATIONS PERCENTAGE                                       82.58%
AVAILABLE PRINCIPAL COLLECTIONS                              $149,529,622.47


CLASS A  AVAILABLE FUNDS ---

CLASS A FLOATING PERCENTAGE                                            85.00%

    Class A Floating Percentage of          $12,992,153.25
Reallocated
    Investor Finance Charge Collections
    Other Amounts                                    $0.00
TOTAL CLASS A AVAILABLE FUNDS                                 $12,992,153.25

   Class A Monthly Interest                  $3,873,365.00
   Class A Servicing Fee (if applicable)             $0.00
   Class A Investor Default Amount           $3,487,002.83
TOTAL CLASS A EXCESS SPREAD                                    $5,631,785.42

CLASS A REQUIRED AMOUNT                                                $0.00

CLASS B AVAILABLE FUNDS ---

CLASS B FLOATING PERCENTAGE                                             8.00%

CLASS B AVAILABLE FUNDS                                        $1,222,728.93

   Class B Monthly Interest                    $373,552.00
   Class B Servicing Fee (if applicable)             $0.00
TOTAL CLASS B EXCESS SPREAD                                      $849,176.93

COLLATERAL AVAILABLE FUNDS --

COLLATERAL FLOATING PERCENTAGE                                          7.00%

COLLATERAL AVAILABLE FUNDS                                     $1,069,887.82
   Collateral Interest Servicing Fee                                   $0.00
(if  applicable)
TOTAL COLLATERAL EXCESS SPREAD                                 $1,069,887.82

EXCESS SPREAD ---

TOTAL EXCESS SPREAD                                            $7,550,850.17
                                                      C-6

Excess Spread Applied to Class A Required Amount
Excess Spread Applied to Class A                                       $0.00
Investor Charge
Offs
Excess Spread Applied to Class B Required Amount                 $328,188.50
Excess Spread Applied to Reductions of                                 $0.00
Class B
Invested Amount pursuant to clauses (c),
(d) and (e)

Excess Spread Applied to Collateral                              $328,061.42
Monthly
Interest
Excess Spread Applied to Unpaid Monthly                        $1,666,666.67
Servicing Fee
Excess Spread Applied Collateral Default                         $287,164.94
Amount
Excess Spread Applied to Reductions of                                 $0.00
Collateral Invested Amount Pursuant to
Clauses
(c), (d) and (e)
Excess Spread Applied to Reserve Account                               $0.00
Excess Spread Applied to Other Amounts                                 $0.00
Owed to
Collateral Interest Holder

TOTAL EXCESS FINANCE CHARGE COLLECTIONS ELIGIBLE
FOR OTHER EXCESS ALLOCATION SERIES                             $4,940,768.64

EXCESS FINANCE CHARGES COLLECTIONS

 TOTAL EXCESS FINANCE CHARGE COLLECTIONS                      $57,161,050.79
 FOR ALL ALLOCATION SERIES

SERIES 1996-1 EXCESS FINANCE CHARGE COLLECTIONS ---

EXCESS FINANCE CHARGE COLLECTIONS                                      $0.00
ALLOCATED TO SERIES 1996-1

Excess Finance Charge Collections                                      $0.00
Applied to
Class A Required Amount
Excess Finance Charge Collections                                      $0.00
Applied to
Class A Investor Charge Offs
Excess Finance Charge Collections                                      $0.00
Applied to
Class B Required Amount
Excess Finance Charge Collections                                      $0.00
Applied to
Reductions of Class B Invested Amount
Pursuant
to Clauses (c), (d) and (e)
Excess Finance Charge Collections                                      $0.00
Applied to
Collateral Monthly Interest
Excess Finance Charge Collections                                      $0.00
Applied to
Unpaid Monthly Servicing Fee
Excess Finance Charge Collections                                      $0.00
Applied to
Collateral Default Amount
                                                      C-7

Excess Finance Charge Collections                                      $0.00
Applied to
Reductions of Collateral Invested Amount
Pursuant to Clauses (c), (d) and (e)
Excess Finance Charge Collections                                      $0.00
Applied to
Reserve Account
Excess Finance Charge Collections                                      $0.00
Applied to
Other Amounts Owed to Collateral
Interest Holder

YIELD AND BASE RATE---

Base Rate (Current Month)                             7.49%                 1
Base Rate (Prior Month)                               7.32%                 1
Base Rate (Two Months Ago)                            8.22%                 1
THREE MONTH AVERAGE BASE RATE                                           7.68%

Series Adj Portfolio Yield (Curr Month)              13.42%                 1
Series Adj Portfolio Yield (Prior Month)             12.69%                 1
Series Adj Port Yield (Two Months Ago)               10.85%                 1
THREE MONTH AVERAGE SERIES ADJUSTED PORTFOLIO                          12.32%
YIELD

PRINCIPAL COLLECTIONS---

CLASS A PRINCIPAL PERCENTAGE                                           85.00%

   Class A Principal Collections           $127,100,179.10

CLASS B PRINCIPAL PERCENTAGE                                            8.00%

   Class B Principal Collections            $11,962,369.80

COLLATERAL PRINCIPAL PERCENTAGE                                         7.00%
   Collateral Principal Collections         $10,467,073.57

AVAILABLE PRINCIPAL COLLECTIONS            $149,529,622.47

REALLOCATED PRINCIPAL COLLECTIONS                                      $0.00

SERIES 1996-1 PRINCIPAL SHORTFALL                                      $0.00

SHARED PRINCIPAL COLLECTIONS ALLOCABLE FROM OTHER                      $0.00
PRINCIPAL SHARING SERIES
                                                      C-8

ACCUMULATION ---

Controlled Accumulation Amount                       $0.00
Deficit Controlled Accumulation Amount               $0.00
CONTROLLED DEPOSIT AMOUNT                                              $0.00

PRINCIPAL FUNDING ACCOUNT BALANCE                                      $0.00

SHARED PRINCIPAL COLLECTIONS ELIGIBLE FOR OTHER              $149,529,622.47
PRINCIPAL SHARING SERIES

INVESTOR CHARGE OFFS AND REIMBURSEMENTS--

CLASS A INVESTOR CHARGE OFFS                                           $0.00
REDUCTIONS IN CLASS B INVESTED AMOUNT  (OTHER THAN                     $0.00
BY PRINCIPAL PAYMENTS)
REDUCTIONS IN COLLATERAL INVESTED AMOUNT (OTHER                        $0.00
THAN BY PRINCIPAL PAYMENTS)

PREVIOUS CLASS A CHARGE OFFS REIMBURSED                                $0.00
PREVIOUS CLASS B INVESTED AMOUNT REDUCTIONS                            $0.00
REIMBURSED

PREVIOUS COLLATERAL INVESTED AMOUNT REDUCTIONS                         $0.00
REIMBURSED


     UNIVERSAL CARD SERVICES CORP.,
     as Servicer


     By:  /s/  Thomas Donahue
          Name:   Thomas Donahue
          Title:  Servicing Officer

     Universal Bank, N.A.
     Credit Card Asset Backed Securities

     Universal Card  Master Trust
     Series 1996-2

     Monthly Report                               30-Nov-98
     Distribution Date                            17-Dec-98
     -------------------------------------------------------------------------

     Monthly Trust Activity                    Class A           Class B

     Beginning Principal  Receivables
     Balance
     Special Funding Account Balance
     Ending Total Principal Balance
     Series Allocation Percentage
     Beginning Invested /Transferor          850,000,000.00     80,000,000.00
     Amount
     Adjusted Invested /Transferor Amount    850,000,000.00     80,000,000.00
     Floating Allocation Percentage             85.0000000%        8.0000000%
     Principal Allocation Percentage            85.0000000%        8.0000000%
     Finance Charge Collections               12,625,967.07      1,188,326.31
     Total Yield
     Trust Portfolio Yield
     Principal Collections                   127,100,179.10     11,962,369.80
     Discount Percentage
     Discount Option Receivable                        0.00              0.00
     Collections
     Monthly Payment Rate
     Defaults                                  3,487,002.83        328,188.50
     Monthly Default Rate
     Net Monthly Default Rate
     Recoveries                                  389,038.96         36,615.43
     Adjustments
     New Receivables
     Ending Principal  Receivables
     Balance
     Minimum Series Required Balance
     Special Funding Account Balance
     Ending Total Principal Balance

     Reallocated Principal                                               0.00
     Charged-Off Principal                             0.00              0.00
     Reimbursed Principal                              0.00              0.00
     Ending Invested/Transferor Amounts      850,000,000.00     80,000,000.00
     -------------------------------------------------------------------------
     Group I Information                    Series 1995-3     Series 1996-1
     Invested Amount                         750,000,000.00  1,000,000,000.00
     Average Rate                                  5.54622%          5.48997%
     Investor Finance Charge Collections      11,483,828.86     15,311,771.81
     Investor Principal Collections          112,147,216.86    149,529,622.47
     Investor Default Amount Due               3,076,767.20      4,102,356.27
     Investor Monthly Interest Due             3,466,390.06      4,574,978.42
     Investor Monthly Fees Due                 1,250,000.00      1,666,666.67
     Investor Additional Amounts Due                   0.00              0.00
     -------------------------------------------------------------------------
     Monthly Funding Requirements              Class A           Class B
     Investor Coupon                               5.41328%          5.55328%
     Investor Monthly Interest Due             3,834,406.67        370,218.67
     Investor Outstanding Interest Due                 0.00              0.00
     Investor Additional Interest Due                 0.00              0.00
     Investor Total Interest Due               3,834,406.67        370,218.67
     Investor  Default Amount Due              3,487,002.83        328,188.50
     Investor Monthly Fees Due                 1,416,666.67        133,333.33
     Investor Additional Fees Due                     0.00              0.00
     Total                                     8,738,076.16        831,740.50

     -------------------------------------------------------------------------
     Reallocated Investor Finance Charge Collections
     Interest/Principal/Spread Investment Proceeds/Reserve
     Draw
     Series Adjusted Portfolio Yield
     Base Rate
     -------------------------------------------------------------------------
     Application of Collections                Class A           Class B
     Available Funds                          12,982,289.56      1,219,578.93
     Monthly Interest Paid                     3,834,406.67        370,218.67
     Investor Default Amount Paid              3,487,002.83              0.00
     Excess Spread                             5,660,880.06        849,360.27
     -------------------------------------------------------------------------
     Monthly Interest Shortfall                        0.00              0.00
     Investor Default Amount Shortfall                 0.00        328,188.50
     Required Amount                                   0.00        328,188.50
     -------------------------------------------------------------------------
     Monthly Interest Paid                             0.00              0.00
     Investor Default Paid                             0.00        328,188.50
     Investor Additional Amounts Paid                  0.00              0.00
     Servicing Fee Paid
     Excess Finance Charge Collections
     -------------------------------------------------------------------------
     Reallocated Principal                                               0.00
     Monthly Interest Paid                             0.00              0.00
     Investor Default Paid                             0.00              0.00
     -------------------------------------------------------------------------
     Outstanding Monthly Interest                      0.00              0.00
     Principal Charge-Offs                             0.00              0.00
     -------------------------------------------------------------------------
     Principal Funding
     Controlled Accumulation Amount                    0.00              0.00
     Principal Funding Account Deposit
     Principal Funding Account Balance
     -------------------------------------------------------------------------
     Certificates                              Class A           Class B
     Beginning Certificates Balance          850,000,000.00     80,000,000.00
     Interest Distribution                             0.00              0.00
     Principal Distribution                            0.00              0.00
     Total Distribution                                0.00              0.00
     Ending Certificate Balance              850,000,000.00     80,000,000.00
     Pool Factor                                100.000000%       100.000000%
     Total Distribution Per 1,000                    0.0000            0.0000
     Certificate
     Interest Distribution Per 1,000                 0.0000            0.0000
     Certificate
     Principal Distribution Per 1,000                0.0000            0.0000
     Certificate

     1st   Collection Account Deposit          3,706,593.11        357,878.04
     2nd Collection Accounts Deposit           3,834,406.67        370,218.67
     3rd Collection Accounts Deposit                   0.00              0.00
     Quarterly Interest Distribution           7,540,999.78        728,096.71


     Delinquencies                              1-30              31-60

     Number of Accounts                             271,117            70,645
     Balance of Accounts                        613,656,821       167,095,695

     31+Days Delinquency Rate                                         3.2188%

     Change in Account Owner Retained                                 0.0000%
     Interest

     Prior Month Account Owner Retained Interest Factor               0.0000%
     Current Month Account Owner Retained Interest Factor             0.0000%

     Monthly Trust Activity                 CIA Investor        Investor
                                                                Interest
     Beginning Principal  Receivables
     Balance
     Special Funding Account Balance
     Ending Total Principal Balance
     Series Allocation Percentage
     Beginning Invested /Transferor           70,000,000.00  1,000,000,000.00
     Amount
     Adjusted Invested /Transferor Amount     70,000,000.00  1,000,000,000.00
     Floating Allocation Percentage              7.0000000%       82.5764420%
     Principal Allocation Percentage             7.0000000%       82.5764420%
     Finance Charge Collections                1,039,785.52     14,854,078.91
     Total Yield
     Trust Portfolio Yield
     Principal Collections                    10,467,073.57    149,529,622.47
     Discount Percentage
     Discount Option Receivable                        0.00              0.00
     Collections
     Monthly Payment Rate
     Defaults                                    287,164.94      4,102,356.27
     Monthly Default Rate
     Net Monthly Default Rate
     Recoveries                                   32,038.50        457,692.90
     Adjustments
     New Receivables
     Ending Principal  Receivables
     Balance
     Minimum Series Required Balance
     Special Funding Account Balance
     Ending Total Principal Balance

     Reallocated Principal                             0.00
     Charged-Off Principal                             0.00
     Reimbursed Principal                              0.00
     Ending Invested/Transferor Amounts       70,000,000.00  1,000,000,000.00
     -------------------------------------------------------------------------
     Group I Information                    Series 1996-2     Series 1996-3
     Invested Amount                       1,000,000,000.00  1,000,000,000.00
     Average Rate                                  5.44272%          5.62117%
     Investor Finance Charge Collections      15,311,771.81     15,311,771.81
     Investor Principal Collections          149,529,622.47    149,529,622.47
     Investor Default Amount Due               4,102,356.27      4,102,356.27
     Investor Monthly Interest Due             4,535,603.42      4,684,311.42
     Investor Monthly Fees Due                 1,666,666.67      1,666,666.67
     Investor Additional Amounts Due                   0.00              0.00
     -------------------------------------------------------------------------
     Monthly Funding Requirements           CIA Investor          Total
     Investor Coupon                               5.67391%
     Investor Monthly Interest Due               330,978.08      4,535,603.42
     Investor Outstanding Interest Due                 0.00              0.00
     Investor Additional Interest Due                 0.00              0.00
     Investor Total Interest Due                 330,978.08      4,535,603.42
     Investor  Default Amount Due                287,164.94      4,102,356.27
     Investor Monthly Fees Due                   116,666.67      1,666,666.67
     Investor Additional Fees Due                     0.00              0.00
     Total                                       734,809.69     10,304,626.36

     -------------------------------------------------------------------------
     Reallocated Investor Finance Charge Collections            15,244,736.65
     Interest/Principal/Spread                                      24,263.41
     Investment Proceeds/Reserve Draw
     Series Adjusted Portfolio Yield                                   13.40%
     Base Rate                                                          7.44%
     -------------------------------------------------------------------------
     Application of Collections             CIA Investor          Total
     Available Funds                           1,067,131.57     15,269,000.06
     Monthly Interest Paid                             0.00      4,204,625.33
     Investor Default Amount Paid                      0.00      3,487,002.83
     Excess Spread                             1,067,131.57      7,577,371.89
     -------------------------------------------------------------------------
     Monthly Interest Shortfall                                          0.00
     Investor Default Amount Shortfall                             328,188.50
     Required Amount                                               328,188.50
     -------------------------------------------------------------------------
     Monthly Interest Paid                       330,978.08        330,978.08
     Investor Default Paid                       287,164.94        615,353.44
     Investor Additional Amounts Paid                  0.00              0.00
     Servicing Fee Paid                                          1,666,666.67
     Excess Finance Charge Collections                           4,964,373.70
     -------------------------------------------------------------------------
     Reallocated Principal                             0.00              0.00
     Monthly Interest Paid
     Investor Default Paid                                               0.00
     -------------------------------------------------------------------------
     Outstanding Monthly Interest                      0.00
     Principal Charge-Offs                             0.00
     -------------------------------------------------------------------------
     Principal Funding
     Controlled Accumulation Amount                    0.00              0.00
     Principal Funding Account Deposit                                   0.00
     Principal Funding Account Balance                                   0.00
     -------------------------------------------------------------------------
     Certificates                           CIA Investor          Total
     Beginning Certificates Balance           70,000,000.00  1,000,000,000.00
     Interest Distribution                       330,978.08        330,978.08
     Principal Distribution                            0.00              0.00
     Total Distribution                          330,978.08        330,978.08
     Ending Certificate Balance               70,000,000.00  1,000,000,000.00
     Pool Factor                                100.000000%
     Total Distribution Per 1,000                    4.7283
     Certificate
     Interest Distribution Per 1,000                 4.7283
     Certificate
     Principal Distribution Per 1,000                0.0000
     Certificate

     1st   Collection Account Deposit                            4,064,471.15
     2nd Collection Accounts Deposit                             4,204,625.33
     3rd Collection Accounts Deposit                                     0.00
     Quarterly Interest Distribution                             8,269,096.48


     Delinquencies                              61-90            91-120

     Number of Accounts                              39,473            26,005
     Balance of Accounts                        107,961,017        72,578,980

     31+Days Delinquency Rate                          0.00 CIA Investor
                                                            Interest Reduced
                                                            Margin

     Monthly Trust Activity                  Transferor          Series
                                              Interest         Allocations
     Beginning Principal  Receivables
     Balance
     Special Funding Account Balance
     Ending Total Principal Balance
     Series Allocation Percentage                                       8.66%
     Beginning Invested /Transferor          210,999,136.99  1,210,999,136.99
     Amount
     Adjusted Invested /Transferor Amount    210,999,136.99  1,210,999,136.99
     Floating Allocation Percentage             17.4235580%      100.0000000%
     Principal Allocation Percentage            17.4235580%      100.0000000%
     Finance Charge Collections                3,134,197.83     17,988,276.74
     Total Yield
     Trust Portfolio Yield
     Principal Collections                    31,550,621.30    181,080,243.77
     Discount Percentage
     Discount Option Receivable                        0.00              0.00
     Collections
     Monthly Payment Rate
     Defaults                                    865,593.63      4,967,949.90
     Monthly Default Rate
     Net Monthly Default Rate
     Recoveries                                   96,572.81        554,265.70
     Adjustments
     New Receivables
     Ending Principal  Receivables
     Balance
     Minimum Series Required Balance
     Special Funding Account Balance
     Ending Total Principal Balance

     Reallocated Principal
     Charged-Off Principal
     Reimbursed Principal
     Ending Invested/Transferor Amounts      198,360,060.64  1,198,360,060.64
     -------------------------------------------------------------------------
     Group I Information                    Series 1997-1      Group Total
     Invested Amount                       1,000,000,000.00  4,750,000,000.00
     Average Rate                                  5.52375%          5.51941%
     Investor Finance Charge Collections      15,311,771.81     72,730,916.08
     Investor Principal Collections          149,529,622.47    710,265,706.75
     Investor Default Amount Due               4,102,356.27     19,486,192.29
     Investor Monthly Interest Due             4,601,249.92     21,862,533.23
     Investor Monthly Fees Due                 1,666,666.67      7,916,666.67
     Investor Additional Amounts Due                   0.00              0.00
     -------------------------------------------------------------------------
     Delinquencies                              121+              Total

     Number of Accounts                              34,824           442,064
     Balance of Accounts                        102,252,554  1,063,545,067.06

     Monthly Trust Activity                     Trust
                                               Totals
     Beginning Principal  Receivables     13,976,948,372.72
     Balance
     Special Funding Account Balance                   0.00
     Ending Total Principal Balance       13,976,948,372.72
     Series Allocation Percentage
     Beginning Invested /Transferor
     Amount
     Adjusted Invested /Transferor Amount
     Floating Allocation Percentage
     Principal Allocation Percentage
     Finance Charge Collections              207,614,694.04
     Total Yield                                     17.82%
     Trust Portfolio Yield                           13.45%
     Principal Collections                 2,089,967,813.52
     Discount Percentage                              0.00%
     Discount Option Receivable                        0.00
     Collections
     Monthly Payment Rate                            14.95%
     Defaults                                 57,338,421.82
     Monthly Default Rate                             4.92%
     Net Monthly Default Rate                         4.37%
     Recoveries                                6,397,150.00
     Adjustments                              11,805,998.40
     New Receivables                       2,013,236,227.54
     Ending Principal  Receivables        13,831,072,366.52
     Balance
     Minimum Series Required Balance       1,070,000,000.00
     Special Funding Account Balance                   0.00
     Ending Total Principal Balance       13,831,072,366.52

     Reallocated Principal
     Charged-Off Principal
     Reimbursed Principal
     Ending Invested/Transferor Amounts   13,831,072,366.52
     -------------------------------------

     Group:                               Group 1
     Series:                              Series 1996-2
     Supplement Date:                     17-Sep-96

     MONTHLY STATEMENT
     UNIVERSAL CARD MASTER TRUST
     SERIES 1996-2

     Pursuant to the Pooling and Servicing Agreement dated as of August 1, 1995 (hereinafter as such agreement may have been or may be from time to time, amended or otherwise modified, the "Pooling and Servicing Agreement"), among Universal Card Services Corp. ("UCS") as Servicer, Universal Bank, N.A., as Transferor, and Bankers Trust Company, as trustee (the 'Trustee'), as supplemented by the Series 1996-2 Supplement dated as of 6/30/96 (the "Supplement") among UCS, Universal Bank, N.A. and the Trustee, as Servicer is required to prepare certain information each month regarding current distributions to the Series 1996-2 Certificateholders and the performance of the Universal Card Master Trust (the "Trust") during the previous month. The information which is required to be prepared with respect to the Distribution Date of 12/17/98 with respect to the performance of the Trust during the month of 11/01/98 to 11/30/98 is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Series 1996-2 Certificate (a "Certificate"). Certain other information is presented based on the aggregate amounts for the Trust as a whole. Capitalized terms used in this Monthly Statement have their respective meanings set forth in the Pooling and Servicing Agreement and the Supplement.
 A)  Information regarding distribution
     in
     respect of the Class A Certificates
     per $1,000 original certificate
     principal amount.

(1)  The total amount of the
     distribution in respect of Class A
     Certificates, per $1,000 original
     certificate principal amount                                $0.00000000

(2)  The amount of the distribution
     set forth in paragraph 1 above in
     respect of interest on the Class A
     Certificates, per $1,000 original
     certificate principal amount                                $0.00000000

(3)  The amount of the distribution
     set forth in paragraph 1 above in
     respect of principal of the Class A
     Certificates, per $1,000 original
     certificate principal amount                                $0.00000000

 B)  Class A Investor Charge Offs and
     Reimbursement of Charge Offs
(1)  The amount of Class A Investor
     Charge Offs                                                       $0.00
(2)  The amount of Class A Investors
     Charge Offs set forth in paragraph 1
     above, per $1,000 original
     certificate
     principal amount                                                  $0.00
(3)  The total amount reimbursed in
     respect of Class A Investor Charge
     Offs                                                              $0.00
(4)  The amount set forth in paragraph
     3 above, per $1,000 original
     certificate principal amount                                      $0.00
(5)  The amount, if any, by which the
     outstanding principal balance of
     the
     Class A Certificates exceeds the
     Class
     A Invested Amount after giving
     effect
     to all transactions on such
     Distribution Date                                                 $0.00

 C)  Information regarding distributions
     in
     respect of the Class B Certificates,
     per $1,000 original certificate
     principal amount
(1)  The total amount of the
     distribution in respect of Class B
     Certificates, per $1,000 original
     certificate principal amount                                $0.00000000
(2)  The amount of the distribution
     set forth in paragraph 1 above in
     respect of interest on the Class B
     Certificates, per $1,000 original
     certificate principal amount                                $0.00000000
(3)  The amount of the distribution
     set forth in paragraph 1 above in
     respect of principal of the Class B
     Certificates, per $1,000 original
     certificate principal amount                                      $0.00

 D)  Amount of reductions in Class B
     Invested Amount pursuant to clauses
     (c), (d), and (e) of the definition
     of
     Class B Invested Amount
(1)  The amount of reductions in Class
     B Invested Amount pursuant to
     clauses
     (c), (d), and (e) of the definition
     of
     Class B Invested Amount                                           $0.00

(2)  The amount of reductions in
     the Class B Invested Amount set
     forth
     in paragraph 1 above, per $1,000
     original certificate principal                                    $0.00
     amount
(3)  The total amount reimbursed in
     respect of such reductions in the
     Class B Invested Amount                                           $0.00
(4)  The amount set forth in paragraph
     3 above, per $1,000 original
     certificate principal amount                                      $0.00
(5)  The amount, if any, by which the
     outstanding principal balance of
     the
     Class B Certificates exceeds the
     Class
     B Invested Amount after giving
     effect
     to all transactions on such
     Distribution Date                                                 $0.00

E)   Information regarding certain
     distributions to the Collateral
     Interest Holder
(1)  The amount distributed to the
     Collateral Interest Holder in
     respect
     of interest on the Collateral
     Invested
     Amount                                                      $330,978.08
(2)  The amount distributed to the
     Collateral Interest Holder in
     respect
     of principal on the Collateral
     Invested Amount                                                   $0.00

 F)  Amount of reductions in Collateral
     Invested Amount pursuant to clauses
     (c), (d), and (e) of the definition
     of
     Collateral Invested Amount
(1)  The amount of reductions in the
     Collateral Invested Amount pursuant
     to
     clauses (c), (d), and (e) of the
     definition of Collateral Invested
     Amount                                                            $0.00
(2)  The total amount reimbursed in
     respect of such reductions in the
     Collateral Invested Amount                                        $0.00

     UNIVERSAL CARD SERVICES CORP.,
        Servicer

     By:  /s/  Thomas Donahue
          Name:   Thomas Donahue
          Title:  Servicing Officer

RECEIVABLES  ---

Beginning of the Month Principal                            $13,976,948,372.72
Receivables:
Beginning of the Month Finance Charge Receivables:           $219,635,837.79
Beginning of the Month Discounted                                      $0.00
Receivables:
Beginning of the Month Premium                                         $0.00
Receivables:
Beginning of the Month Total Receivables:                   $14,196,584,210.51


Removed Principal Receivables:                                         $0.00
Removed Finance Charge Receivables:                                    $0.00
Removed Total Receivables:                                             $0.00


Additional Principal Receivables:                                      $0.00
Additional Finance Charge Receivables:                                 $0.00
Additional Total Receivables:                                          $0.00


Discounted Receivables Generated this                                  $0.00
Period:
Premium Receivables Generated this                                     $0.00
Period:
End of the Month Principal Receivables:                     $13,831,072,366.52
End of the Month Finance Charge                              $245,266,971.08
Receivables:
End of the Month Discounted Receivables:                               $0.00
End of the Month Premium Receivables:                                  $0.00
End of the Month Total Receivables:                         $14,076,339,337.60


Special Funding Account Balance                                        $0.00
Aggregate Invested Amount (all Master                       $11,541,666,666.65
Trust Series)

End of the Month Total Transferor Amount                    $2,534,672,670.95


DELINQUENCIES AND LOSSES ---
                                                            RECEIVABLES
End of the Month Delinquencies:
   31-60 Days Delinquent                                     $167,095,694.54
   61-90 Days Delinquent                                     $107,961,016.77
   91+ Days Delinquent                                       $174,831,534.29

   Total 31+ Days Delinquent                                 $449,888,245.60

Defaulted Accounts During the Month                           $57,338,421.82

INVESTED AMOUNTS ---

Class A Initial Invested Amount               $850,000,000
Class B Initial Invested Amount                $80,000,000
Collateral Initial Invested Amount             $70,000,000
INITIAL INVESTED AMOUNT                                       $1,000,000,000

Class A Invested Amount                    $850,000,000.00
Class B Invested Amount                     $80,000,000.00
Collateral Invested Amount                  $70,000,000.00
INVESTED AMOUNT                                               $1,000,000,000


Class A Adjusted Invested Amount           $850,000,000.00
Class B Adjusted Invested Amount            $80,000,000.00
Collateral Invested Amount                  $70,000,000.00
ADJUSTED INVESTED AMOUNT                                      $1,000,000,000


MONTHLY SERVICING FEE                                          $1,666,666.67


INVESTOR DEFAULT AMOUNT                                        $4,102,356.27


GROUP 1 INFORMATION


WEIGHTED AVERAGE CERTIFICATE RATE FOR ALL SERIES                     5.51941%
IN GROUP 1

GROUP 1 INVESTOR FINANCE CHARGE COLLECTIONS                   $72,730,916.08
GROUP 1 INVESTOR ADDITIONAL AMOUNTS                                    $0.00
GROUP 1 INVESTOR DEFAULT AMOUNT                               $19,486,192.29
GROUP 1 INVESTOR MONTHLY FEES                                  $7,916,666.67
GROUP 1 INVESTOR MONTHLY INTEREST                             $21,862,533.23


SERIES 1996-2 INFORMATION
SERIES 1996-2 ALLOCATION PERCENTAGE                                     8.66%
SERIES 1996-2 ALLOCABLE FINANCE CHARGE                        $17,988,276.74
COLLECTIONS
SERIES 1996-2 ADDITIONAL AMOUNTS                                       $0.00
SERIES 1996-2 ALLOCABLE DEFAULTED AMOUNT                       $4,967,949.90
SERIES 1996-2 MONTHLY FEES                                     $1,666,666.67
SERIES 1996-2 ALLOCABLE PRINCIPAL COLLECTIONS                $181,080,243.77
SERIES 1996-2 REQUIRED TRANSFEROR AMOUNT                      $70,000,000.00
FLOATING ALLOCATION PERCENTAGE                                         82.58%

INVESTOR FINANCE CHARGE COLLECTIONS                           $14,854,078.91
INVESTOR DEFAULT AMOUNT                                        $4,102,356.27
REALLOCATED INVESTOR FINANCE CHARGE COLLECTIONS               $15,244,736.65
PRINCIPAL ALLOCATIONS PERCENTAGE                                       82.58%
AVAILABLE PRINCIPAL COLLECTIONS                              $149,529,622.47


CLASS A  AVAILABLE FUNDS ---

CLASS A FLOATING PERCENTAGE                                            85.00%

    Class A Floating Percentage of          $12,982,289.56
Reallocated
    Investor Finance Charge Collections
    Other Amounts                                    $0.00
TOTAL CLASS A AVAILABLE FUNDS                                 $12,982,289.56

   Class A Monthly Interest                  $3,834,406.67
   Class A Servicing Fee (if applicable)             $0.00
   Class A Investor Default Amount           $3,487,002.83
TOTAL CLASS A EXCESS SPREAD                                    $5,660,880.06

CLASS A REQUIRED AMOUNT                                                $0.00

CLASS B AVAILABLE FUNDS ---

CLASS B FLOATING PERCENTAGE                                             8.00%

CLASS B AVAILABLE FUNDS                                        $1,219,578.93

   Class B Monthly Interest                    $370,218.67
   Class B Servicing Fee (if applicable)             $0.00
TOTAL CLASS B EXCESS SPREAD                                      $849,360.27

COLLATERAL AVAILABLE FUNDS --

COLLATERAL FLOATING PERCENTAGE                                          7.00%

COLLATERAL AVAILABLE FUNDS                                     $1,067,131.57
   Collateral Interest Servicing Fee                                   $0.00
(if  applicable)
TOTAL COLLATERAL EXCESS SPREAD                                 $1,067,131.57

EXCESS SPREAD ---

TOTAL EXCESS SPREAD                                            $7,577,371.89

Excess Spread Applied to Class A Required Amount                       $0.00
Excess Spread Applied to Class A                                       $0.00
Investor Charge
Offs
Excess Spread Applied to Class B Required Amount                 $328,188.50
Excess Spread Applied to Reductions of                                 $0.00
Class B
Invested Amount pursuant to clauses (c),
(d) and (e)

Excess Spread Applied to Collateral                              $330,978.08
Monthly
Interest
Excess Spread Applied to Unpaid Monthly                        $1,666,666.67
Servicing Fee
Excess Spread Applied Collateral Default                         $287,164.94
Amount
Excess Spread Applied to Reductions of                                 $0.00
Collateral Invested Amount Pursuant to
Clauses
(c), (d) and (e)
Excess Spread Applied to Reserve Account                               $0.00
Excess Spread Applied to Other Amounts                                 $0.00
Owed to
Collateral Interest Holder

TOTAL EXCESS FINANCE CHARGE COLLECTIONS ELIGIBLE
FOR OTHER EXCESS ALLOCATION SERIES                             $4,964,373.70

EXCESS FINANCE CHARGES COLLECTIONS

 TOTAL EXCESS FINANCE CHARGE COLLECTIONS                      $57,161,050.79
 FOR ALL ALLOCATION SERIES

SERIES 1996-2 EXCESS FINANCE CHARGE COLLECTIONS ---

EXCESS FINANCE CHARGE COLLECTIONS                                      $0.00
ALLOCATED TO SERIES 1996-2

Excess Finance Charge Collections                                      $0.00
Applied to
Class A Required Amount
Excess Finance Charge Collections                                      $0.00
Applied to
Class A Investor Charge Offs
Excess Finance Charge Collections                                      $0.00
Applied to
Class B Required Amount
Excess Finance Charge Collections                                      $0.00
Applied to
Reductions of Class B Invested Amount
Pursuant
to Clauses (c), (d) and (e)
Excess Finance Charge Collections                                      $0.00
Applied to
Collateral Monthly Interest
Excess Finance Charge Collections                                      $0.00
Applied to
Unpaid Monthly Servicing Fee
Excess Finance Charge Collections                                      $0.00
Applied to
Collateral Default Amount
                                                      C-7

Excess Finance Charge Collections                                      $0.00
Applied to
Reductions of Collateral Invested Amount
Pursuant to Clauses (c), (d) and (e)
Excess Finance Charge Collections                                      $0.00
Applied to
Reserve Account
Excess Finance Charge Collections                                      $0.00
Applied to
Other Amounts Owed to Collateral
Interest Holder

YIELD AND BASE RATE---

Base Rate (Current Month)                             7.44%                 1
Base Rate (Prior Month)                               7.27%                 1
Base Rate (Two Months Ago)                            8.17%                 1
THREE MONTH AVERAGE BASE RATE                                           7.63%

Series Adj Portfolio Yield (Curr Month)              13.40%                 1
Series Adj Portfolio Yield (Prior Month)             12.66%                 1
Series Adj Port Yield (Two Months Ago)               10.83%                 1
THREE MONTH AVERAGE SERIES ADJUSTED PORTFOLIO                          12.30%
YIELD

PRINCIPAL COLLECTIONS---

CLASS A PRINCIPAL PERCENTAGE                                           85.00%

   Class A Principal Collections           $127,100,179.10

CLASS B PRINCIPAL PERCENTAGE                                            8.00%

   Class B Principal Collections            $11,962,369.80

COLLATERAL PRINCIPAL PERCENTAGE                                         7.00%
   Collateral Principal Collections         $10,467,073.57

AVAILABLE PRINCIPAL COLLECTIONS            $149,529,622.47

REALLOCATED PRINCIPAL COLLECTIONS                                      $0.00

SERIES 1996-2 PRINCIPAL SHORTFALL                                      $0.00

SHARED PRINCIPAL COLLECTIONS ALLOCABLE FROM OTHER                      $0.00
PRINCIPAL SHARING SERIES
                                                      C-8

ACCUMULATION ---

Controlled Accumulation Amount                       $0.00
Deficit Controlled Accumulation Amount               $0.00
CONTROLLED DEPOSIT AMOUNT                                              $0.00

PRINCIPAL FUNDING ACCOUNT BALANCE                                      $0.00

SHARED PRINCIPAL COLLECTIONS ELIGIBLE FOR OTHER              $149,529,622.47
PRINCIPAL SHARING SERIES

INVESTOR CHARGE OFFS AND REIMBURSEMENTS--

CLASS A INVESTOR CHARGE OFFS                                           $0.00
REDUCTIONS IN CLASS B INVESTED AMOUNT  (OTHER THAN                     $0.00
BY PRINCIPAL PAYMENTS)
REDUCTIONS IN COLLATERAL INVESTED AMOUNT (OTHER                        $0.00
THAN BY PRINCIPAL PAYMENTS)

PREVIOUS CLASS A CHARGE OFFS REIMBURSED                                $0.00
PREVIOUS CLASS B INVESTED AMOUNT REDUCTIONS                            $0.00
REIMBURSED

PREVIOUS COLLATERAL INVESTED AMOUNT REDUCTIONS                         $0.00
REIMBURSED


     UNIVERSAL CARD SERVICES CORP.,
     as Servicer


     By:  /s/  Thomas Donahue
          Name:   Thomas Donahue
          Title:  Servicing Officer

     Universal Bank, N.A.
     Credit Card Asset Backed Securities

     Universal Card  Master Trust
     Series 1996-3

     Monthly Report                               30-Nov-98
     Distribution Date                            17-Dec-98
     -------------------------------------------------------------------------

     Monthly Trust Activity                    Class A           Class B

     Beginning Principal  Receivables
     Balance
     Special Funding Account Balance
     Ending Total Principal Balance
     Series Allocation Percentage
     Beginning Invested /Transferor          850,000,000.00     80,000,000.00
     Amount
     Adjusted Invested /Transferor Amount    850,000,000.00     80,000,000.00
     Floating Allocation Percentage             85.0000000%        8.0000000%
     Principal Allocation Percentage            85.0000000%        8.0000000%
     Finance Charge Collections               12,625,967.07      1,188,326.31
     Total Yield
     Trust Portfolio Yield
     Principal Collections                   127,100,179.10     11,962,369.80
     Discount Percentage
     Discount Option Receivable                        0.00              0.00
     Collections
     Monthly Payment Rate
     Defaults                                  3,487,002.83        328,188.50
     Monthly Default Rate
     Net Monthly Default Rate
     Recoveries                                  389,038.96         36,615.43
     Adjustments
     New Receivables
     Ending Principal  Receivables
     Balance
     Minimum Series Required Balance
     Special Funding Account Balance
     Ending Total Principal Balance

     Reallocated Principal                                               0.00
     Charged-Off Principal                             0.00              0.00
     Reimbursed Principal                              0.00              0.00
     Ending Invested/Transferor Amounts      850,000,000.00     80,000,000.00
     -------------------------------------------------------------------------
     Group I Information                    Series 1995-3     Series 1996-1
     Invested Amount                         750,000,000.00  1,000,000,000.00
     Average Rate                                  5.54622%          5.48997%
     Investor Finance Charge Collections      11,483,828.86     15,311,771.81
     Investor Principal Collections          112,147,216.86    149,529,622.47
     Investor Default Amount Due               3,076,767.20      4,102,356.27
     Investor Monthly Interest Due             3,466,390.06      4,574,978.42
     Investor Monthly Fees Due                 1,250,000.00      1,666,666.67
     Investor Additional Amounts Due                   0.00              0.00
     -------------------------------------------------------------------------
     Monthly Funding Requirements              Class A           Class B
     Investor Coupon                               5.60000%          5.80000%
     Investor Monthly Interest Due             3,966,666.67        386,666.67
     Investor Outstanding Interest Due                 0.00              0.00
     Investor Additional Interest Due                 0.00              0.00
     Investor Total Interest Due               3,966,666.67        386,666.67
     Investor  Default Amount Due              3,487,002.83        328,188.50
     Investor Monthly Fees Due                 1,416,666.67        133,333.33
     Investor Additional Fees Due                     0.00              0.00
     Total                                     8,870,336.16        848,188.50

     -------------------------------------------------------------------------
     Reallocated Investor Finance Charge Collections
     Interest/Principal/Spread Investment Proceeds/Reserve
     Draw
     Series Adjusted Portfolio Yield
     Base Rate
     -------------------------------------------------------------------------
     Application of Collections                Class A           Class B
     Available Funds                          13,103,932.26      1,231,475.57
     Monthly Interest Paid                     3,966,666.67        386,666.67
     Investor Default Amount Paid              3,487,002.83              0.00
     Excess Spread                             5,650,262.76        844,808.91
     -------------------------------------------------------------------------
     Monthly Interest Shortfall                        0.00              0.00
     Investor Default Amount Shortfall                 0.00        328,188.50
     Required Amount                                   0.00        328,188.50
     -------------------------------------------------------------------------
     Monthly Interest Paid                             0.00              0.00
     Investor Default Paid                             0.00        328,188.50
     Investor Additional Amounts Paid                  0.00              0.00
     Servicing Fee Paid
     Excess Finance Charge Collections
     -------------------------------------------------------------------------
     Reallocated Principal                                               0.00
     Monthly Interest Paid                             0.00              0.00
     Investor Default Paid                             0.00              0.00
     -------------------------------------------------------------------------
     Outstanding Monthly Interest                      0.00              0.00
     Principal Charge-Offs                             0.00              0.00
     -------------------------------------------------------------------------
     Principal Funding
     Controlled Accumulation Amount                    0.00              0.00
     Principal Funding Account Deposit
     Principal Funding Account Balance
     -------------------------------------------------------------------------
     Certificates                              Class A           Class B
     Beginning Certificates Balance          850,000,000.00     80,000,000.00
     Interest Distribution                    12,032,222.22      1,172,888.89
     Principal Distribution                            0.00              0.00
     Total Distribution                       12,032,222.22      1,172,888.89
     Ending Certificate Balance              850,000,000.00     80,000,000.00
     Pool Factor                                100.000000%       100.000000%
     Total Distribution Per 1,000                   14.1556           14.6611
     Certificate
     Interest Distribution Per 1,000                14.1556           14.6611
     Certificate
     Principal Distribution Per 1,000                0.0000            0.0000
     Certificate

     1st   Collection Account Deposit          4,231,111.11        412,444.44
     2nd Collection Accounts Deposit           3,834,444.44        373,777.78
     3rd Collection Accounts Deposit           3,966,666.67        386,666.67
     Quarterly Interest Distribution          12,032,222.22      1,172,888.89


     Delinquencies                              1-30              31-60

     Number of Accounts                             271,117            70,645
     Balance of Accounts                        613,656,821       167,095,695

     31+Days Delinquency Rate                                         3.2188%

     Change in Account Owner Retained                                 0.0000%
     Interest

     Prior Month Account Owner Retained Interest Factor               0.0000%
     Current Month Account Owner Retained Interest Factor             0.0000%

     Monthly Trust Activity                 CIA Investor        Investor
                                                                Interest
     Beginning Principal  Receivables
     Balance
     Special Funding Account Balance
     Ending Total Principal Balance
     Series Allocation Percentage
     Beginning Invested /Transferor           70,000,000.00  1,000,000,000.00
     Amount
     Adjusted Invested /Transferor Amount     70,000,000.00  1,000,000,000.00
     Floating Allocation Percentage              7.0000000%       82.5764420%
     Principal Allocation Percentage             7.0000000%       82.5764420%
     Finance Charge Collections                1,039,785.52     14,854,078.91
     Total Yield
     Trust Portfolio Yield
     Principal Collections                    10,467,073.57    149,529,622.47
     Discount Percentage
     Discount Option Receivable                        0.00              0.00
     Collections
     Monthly Payment Rate
     Defaults                                    287,164.94      4,102,356.27
     Monthly Default Rate
     Net Monthly Default Rate
     Recoveries                                   32,038.50        457,692.90
     Adjustments
     New Receivables
     Ending Principal  Receivables
     Balance
     Minimum Series Required Balance
     Special Funding Account Balance
     Ending Total Principal Balance

     Reallocated Principal                             0.00
     Charged-Off Principal                             0.00
     Reimbursed Principal                              0.00
     Ending Invested/Transferor Amounts       70,000,000.00  1,000,000,000.00
     -------------------------------------------------------------------------
     Group I Information                    Series 1996-2     Series 1996-3
     Invested Amount                       1,000,000,000.00  1,000,000,000.00
     Average Rate                                  5.44272%          5.62117%
     Investor Finance Charge Collections      15,311,771.81     15,311,771.81
     Investor Principal Collections          149,529,622.47    149,529,622.47
     Investor Default Amount Due               4,102,356.27      4,102,356.27
     Investor Monthly Interest Due             4,535,603.42      4,684,311.42
     Investor Monthly Fees Due                 1,666,666.67      1,666,666.67
     Investor Additional Amounts Due                   0.00              0.00
     -------------------------------------------------------------------------
     Monthly Funding Requirements           CIA Investor          Total
     Investor Coupon                               5.67391%
     Investor Monthly Interest Due               330,978.08      4,684,311.42
     Investor Outstanding Interest Due                 0.00              0.00
     Investor Additional Interest Due                 0.00              0.00
     Investor Total Interest Due                 330,978.08      4,684,311.42
     Investor  Default Amount Due                287,164.94      4,102,356.27
     Investor Monthly Fees Due                   116,666.67      1,666,666.67
     Investor Additional Fees Due                     0.00              0.00
     Total                                       734,809.69     10,453,334.36

     -------------------------------------------------------------------------
     Reallocated Investor Finance Charge Collections            15,393,444.65
     Interest/Principal/Spread                                      19,504.31
     Investment Proceeds/Reserve Draw
     Series Adjusted Portfolio Yield                                   13.57%
     Base Rate                                                          7.62%
     -------------------------------------------------------------------------
     Application of Collections             CIA Investor          Total
     Available Funds                           1,077,541.13     15,412,948.96
     Monthly Interest Paid                             0.00      4,353,333.33
     Investor Default Amount Paid                      0.00      3,487,002.83
     Excess Spread                             1,077,541.13      7,572,612.79
     -------------------------------------------------------------------------
     Monthly Interest Shortfall                                          0.00
     Investor Default Amount Shortfall                             328,188.50
     Required Amount                                               328,188.50
     -------------------------------------------------------------------------
     Monthly Interest Paid                       330,978.08        330,978.08
     Investor Default Paid                       287,164.94        615,353.44
     Investor Additional Amounts Paid                  0.00              0.00
     Servicing Fee Paid                                          1,666,666.67
     Excess Finance Charge Collections                           4,959,614.60
     -------------------------------------------------------------------------
     Reallocated Principal                             0.00              0.00
     Monthly Interest Paid
     Investor Default Paid                                               0.00
     -------------------------------------------------------------------------
     Outstanding Monthly Interest                      0.00
     Principal Charge-Offs                             0.00
     -------------------------------------------------------------------------
     Principal Funding
     Controlled Accumulation Amount                    0.00              0.00
     Principal Funding Account Deposit                                   0.00
     Principal Funding Account Balance                                   0.00
     -------------------------------------------------------------------------
     Certificates                           CIA Investor          Total
     Beginning Certificates Balance           70,000,000.00  1,000,000,000.00
     Interest Distribution                       330,978.08     13,536,089.19
     Principal Distribution                            0.00              0.00
     Total Distribution                          330,978.08     13,536,089.19
     Ending Certificate Balance               70,000,000.00  1,000,000,000.00
     Pool Factor                                100.000000%
     Total Distribution Per 1,000                    4.7283
     Certificate
     Interest Distribution Per 1,000                 4.7283
     Certificate
     Principal Distribution Per 1,000                0.0000
     Certificate

     1st   Collection Account Deposit                            4,643,555.55
     2nd Collection Accounts Deposit                             4,208,222.22
     3rd Collection Accounts Deposit                             4,353,333.33
     Quarterly Interest Distribution                            13,205,111.10


     Delinquencies                              61-90            91-120

     Number of Accounts                              39,473            26,005
     Balance of Accounts                        107,961,017        72,578,980

     31+Days Delinquency Rate                          0.00 CIA Investor
                                                            Interest Reduced
                                                            Margin

     Monthly Trust Activity                  Transferor          Series
                                              Interest         Allocations
     Beginning Principal  Receivables
     Balance
     Special Funding Account Balance
     Ending Total Principal Balance
     Series Allocation Percentage                                       8.66%
     Beginning Invested /Transferor          210,999,136.99  1,210,999,136.99
     Amount
     Adjusted Invested /Transferor Amount    210,999,136.99  1,210,999,136.99
     Floating Allocation Percentage             17.4235580%      100.0000000%
     Principal Allocation Percentage            17.4235580%      100.0000000%
     Finance Charge Collections                3,134,197.83     17,988,276.74
     Total Yield
     Trust Portfolio Yield
     Principal Collections                    31,550,621.30    181,080,243.77
     Discount Percentage
     Discount Option Receivable                        0.00              0.00
     Collections
     Monthly Payment Rate
     Defaults                                    865,593.63      4,967,949.90
     Monthly Default Rate
     Net Monthly Default Rate
     Recoveries                                   96,572.81        554,265.70
     Adjustments
     New Receivables
     Ending Principal  Receivables
     Balance
     Minimum Series Required Balance
     Special Funding Account Balance
     Ending Total Principal Balance

     Reallocated Principal
     Charged-Off Principal
     Reimbursed Principal
     Ending Invested/Transferor Amounts      198,360,060.64  1,198,360,060.64
     -------------------------------------------------------------------------
     Group I Information                    Series 1997-1      Group Total
     Invested Amount                       1,000,000,000.00  4,750,000,000.00
     Average Rate                                  5.52375%          5.51941%
     Investor Finance Charge Collections      15,311,771.81     72,730,916.08
     Investor Principal Collections          149,529,622.47    710,265,706.75
     Investor Default Amount Due               4,102,356.27     19,486,192.29
     Investor Monthly Interest Due             4,601,249.92     21,862,533.23
     Investor Monthly Fees Due                 1,666,666.67      7,916,666.67
     Investor Additional Amounts Due                   0.00              0.00
     -------------------------------------------------------------------------


     Delinquencies                              121+              Total

     Number of Accounts                              34,824           442,064
     Balance of Accounts                        102,252,554  1,063,545,067.06

     Monthly Trust Activity                     Trust
                                               Totals
     Beginning Principal  Receivables     13,976,948,372.72
     Balance
     Special Funding Account Balance                   0.00
     Ending Total Principal Balance       13,976,948,372.72
     Series Allocation Percentage
     Beginning Invested /Transferor
     Amount
     Adjusted Invested /Transferor Amount
     Floating Allocation Percentage
     Principal Allocation Percentage
     Finance Charge Collections              207,614,694.04
     Total Yield                                     17.82%
     Trust Portfolio Yield                           13.45%
     Principal Collections                 2,089,967,813.52
     Discount Percentage                              0.00%
     Discount Option Receivable                        0.00
     Collections
     Monthly Payment Rate                            14.95%
     Defaults                                 57,338,421.82
     Monthly Default Rate                             4.92%
     Net Monthly Default Rate                         4.37%
     Recoveries                                6,397,150.00
     Adjustments                              11,805,998.40
     New Receivables                       2,013,236,227.54
     Ending Principal  Receivables        13,831,072,366.52
     Balance
     Minimum Series Required Balance       1,070,000,000.00
     Special Funding Account Balance                   0.00
     Ending Total Principal Balance       13,831,072,366.52

     Reallocated Principal
     Charged-Off Principal
     Reimbursed Principal
     Ending Invested/Transferor Amounts   13,831,072,366.52
     -------------------------------------

     Group:                               Group 1
     Series:                              Series 1996-3
     Supplement Date:                     17-Sep-96

     MONTHLY STATEMENT
     UNIVERSAL CARD MASTER TRUST
     SERIES 1996-3

     Pursuant to the Pooling and Servicing Agreement dated as of August 1, 1995 (hereinafter as such agreement may have been or may be from time to time, amended or otherwise modified, the "Pooling and Servicing Agreement"), among Universal Card Services Corp. ("UCS") as Servicer, Universal Bank, N.A., as Transferor, and Bankers Trust Company, as trustee (the 'Trustee'), as supplemented by the Series 1996-3 Supplement dated as of 9/17/96 (the "Supplement") among UCS, Universal Bank, N.A. and the Trustee, as Servicer is required to prepare certain information each month regarding current distributions to the Series 1996-3 Certificateholders and the performance of the Universal Card Master Trust (the "Trust") during the previous month. The information which is required to be prepared with respect to the Distribution Date of 12/17/98 with respect to the performance of the Trust during the month of 11/01/98 to 11/30/98 is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Series 1996-3 Certificate (a "Certificate"). Certain other information is presented based on the aggregate amounts for the Trust as a whole. Capitalized terms used in this Monthly Statement have their respective meanings set forth in the Pooling and Servicing Agreement and the Supplement.

 A)  Information regarding distribution
     in
     respect of the Class A Certificates
     per $1,000 original certificate
     principal amount.

(1)  The total amount of the
     distribution in respect of Class A
     Certificates, per $1,000 original
     certificate principal amount                               $14.15555555

(2)  The amount of the distribution
     set forth in paragraph 1 above in
     respect of interest on the Class A
     Certificates, per $1,000 original
     certificate principal amount                               $14.15555555

(3)  The amount of the distribution
     set forth in paragraph 1 above in
     respect of principal of the Class A
     Certificates, per $1,000 original
     certificate principal amount                                $0.00000000

 B)  Class A Investor Charge Offs and
     Reimbursement of Charge Offs
(1)  The amount of Class A Investor
     Charge Offs                                                       $0.00
(2)  The amount of Class A Investors
     Charge Offs set forth in paragraph 1
     above, per $1,000 original
     certificate
     principal amount                                                  $0.00
(3)  The total amount reimbursed in
     respect of Class A Investor Charge
     Offs                                                              $0.00
(4)  The amount set forth in paragraph
     3 above, per $1,000 original
     certificate principal amount                                      $0.00
(5)  The amount, if any, by which the
     outstanding principal balance of
     the
     Class A Certificates exceeds the
     Class
     A Invested Amount after giving
     effect
     to all transactions on such
     Distribution Date                                                 $0.00

 C)  Information regarding distributions
     in
     respect of the Class B Certificates,
     per $1,000 original certificate
     principal amount
(1)  The total amount of the
     distribution in respect of Class B
     Certificates, per $1,000 original
     certificate principal amount                               $14.66111108
(2)  The amount of the distribution
     set forth in paragraph 1 above in
     respect of interest on the Class B
     Certificates, per $1,000 original
     certificate principal amount                               $14.66111108
(3)  The amount of the distribution
     set forth in paragraph 1 above in
     respect of principal of the Class B
     Certificates, per $1,000 original
     certificate principal amount                                      $0.00

 D)  Amount of reductions in Class B
     Invested Amount pursuant to clauses
     (c), (d), and (e) of the definition
     of
     Class B Invested Amount
(1)  The amount of reductions in Class
     B Invested Amount pursuant to
     clauses
     (c), (d), and (e) of the definition
     of
     Class B Invested Amount                                           $0.00

(2)  The amount of reductions in
     the Class B Invested Amount set
     forth
     in paragraph 1 above, per $1,000
     original certificate principal                                    $0.00
     amount
(3)  The total amount reimbursed in
     respect of such reductions in the
     Class B Invested Amount                                           $0.00
(4)  The amount set forth in paragraph
     3 above, per $1,000 original
     certificate principal amount                                      $0.00
(5)  The amount, if any, by which the
     outstanding principal balance of
     the
     Class B Certificates exceeds the
     Class
     B Invested Amount after giving
     effect
     to all transactions on such
     Distribution Date                                                 $0.00

E)   Information regarding certain
     distributions to the Collateral
     Interest Holder
(1)  The amount distributed to the
     Collateral Interest Holder in
     respect
     of interest on the Collateral
     Invested
     Amount                                                      $330,978.08
(2)  The amount distributed to the
     Collateral Interest Holder in
     respect
     of principal on the Collateral
     Invested Amount                                                   $0.00

 F)  Amount of reductions in Collateral
     Invested Amount pursuant to clauses
     (c), (d), and (e) of the definition
     of
     Collateral Invested Amount
(1)  The amount of reductions in the
     Collateral Invested Amount pursuant
     to
     clauses (c), (d), and (e) of the
     definition of Collateral Invested
     Amount                                                            $0.00
(2)  The total amount reimbursed in
     respect of such reductions in the
     Collateral Invested Amount                                        $0.00

     UNIVERSAL CARD SERVICES CORP.,
        Servicer

     By:  /s/  Thomas Donahue
          Name:   Thomas Donahue
          Title:  Servicing Officer

RECEIVABLES  ---

Beginning of the Month Principal                            $13,976,948,372.72
Receivables:
Beginning of the Month Finance Charge Receivables:           $219,635,837.79
Beginning of the Month Discounted                                      $0.00
Receivables:
Beginning of the Month Premium                                         $0.00
Receivables:
Beginning of the Month Total Receivables:                   $14,196,584,210.51


Removed Principal Receivables:                                         $0.00
Removed Finance Charge Receivables:                                    $0.00
Removed Total Receivables:                                             $0.00


Additional Principal Receivables:                                      $0.00
Additional Finance Charge Receivables:                                 $0.00
Additional Total Receivables:                                          $0.00


Discounted Receivables Generated this                                  $0.00
Period:
Premium Receivables Generated this                                     $0.00
Period:
End of the Month Principal Receivables:                     $13,831,072,366.52
End of the Month Finance Charge                              $245,266,971.08
Receivables:
End of the Month Discounted Receivables:                               $0.00
End of the Month Premium Receivables:                                  $0.00
End of the Month Total Receivables:                         $14,076,339,337.60


Special Funding Account Balance                                        $0.00
Aggregate Invested Amount (all Master                       $11,541,666,666.65
Trust Series)

End of the Month Total Transferor Amount                    $2,534,672,670.95


DELINQUENCIES AND LOSSES ---
                                                            RECEIVABLES
End of the Month Delinquencies:
   31-60 Days Delinquent                                     $167,095,694.54
   61-90 Days Delinquent                                     $107,961,016.77
   91+ Days Delinquent                                       $174,831,534.29

   Total 31+ Days Delinquent                                 $449,888,245.60

Defaulted Accounts During the Month                           $57,338,421.82
                                                     C-4

INVESTED AMOUNTS ---

Class A Initial Invested Amount               $850,000,000
Class B Initial Invested Amount                $80,000,000
Collateral Initial Invested Amount             $70,000,000
INITIAL INVESTED AMOUNT                                       $1,000,000,000

Class A Invested Amount                    $850,000,000.00
Class B Invested Amount                     $80,000,000.00
Collateral Invested Amount                  $70,000,000.00
INVESTED AMOUNT                                               $1,000,000,000


Class A Adjusted Invested Amount           $850,000,000.00
Class B Adjusted Invested Amount            $80,000,000.00
Collateral Invested Amount                  $70,000,000.00
ADJUSTED INVESTED AMOUNT                                      $1,000,000,000


MONTHLY SERVICING FEE                                          $1,666,666.67


INVESTOR DEFAULT AMOUNT                                        $4,102,356.27


GROUP 1 INFORMATION


WEIGHTED AVERAGE CERTIFICATE RATE FOR ALL SERIES                     5.51941%
IN GROUP 1

GROUP 1 INVESTOR FINANCE CHARGE COLLECTIONS                   $72,730,916.08
GROUP 1 INVESTOR ADDITIONAL AMOUNTS                                    $0.00
GROUP 1 INVESTOR DEFAULT AMOUNT                               $19,486,192.29
GROUP 1 INVESTOR MONTHLY FEES                                  $7,916,666.67
GROUP 1 INVESTOR MONTHLY INTEREST                             $21,862,533.23


SERIES 1996-3 INFORMATION
SERIES 1996-3 ALLOCATION PERCENTAGE                                     8.66%
SERIES 1996-3 ALLOCABLE FINANCE CHARGE                        $17,988,276.74
COLLECTIONS
SERIES 1996-3 ADDITIONAL AMOUNTS                                       $0.00
SERIES 1996-3 ALLOCABLE DEFAULTED AMOUNT                       $4,967,949.90
SERIES 1996-3 MONTHLY FEES                                     $1,666,666.67
SERIES 1996-3 ALLOCABLE PRINCIPAL COLLECTIONS                $181,080,243.77
SERIES 1996-3 REQUIRED TRANSFEROR AMOUNT                      $70,000,000.00
FLOATING ALLOCATION PERCENTAGE                                         82.58%

INVESTOR FINANCE CHARGE COLLECTIONS                           $14,854,078.91
INVESTOR DEFAULT AMOUNT                                        $4,102,356.27
REALLOCATED INVESTOR FINANCE CHARGE COLLECTIONS               $15,393,444.65
PRINCIPAL ALLOCATIONS PERCENTAGE                                       82.58%
AVAILABLE PRINCIPAL COLLECTIONS                              $149,529,622.47


CLASS A  AVAILABLE FUNDS ---

CLASS A FLOATING PERCENTAGE                                            85.00%

    Class A Floating Percentage of          $13,103,932.26
Reallocated
    Investor Finance Charge Collections
    Other Amounts                                    $0.00
TOTAL CLASS A AVAILABLE FUNDS                                 $13,103,932.26

   Class A Monthly Interest                  $3,966,666.67
   Class A Servicing Fee (if applicable)             $0.00
   Class A Investor Default Amount           $3,487,002.83
TOTAL CLASS A EXCESS SPREAD                                    $5,650,262.76

CLASS A REQUIRED AMOUNT                                                $0.00

CLASS B AVAILABLE FUNDS ---

CLASS B FLOATING PERCENTAGE                                             8.00%

CLASS B AVAILABLE FUNDS                                        $1,231,475.57

   Class B Monthly Interest                    $386,666.67
   Class B Servicing Fee (if applicable)             $0.00
TOTAL CLASS B EXCESS SPREAD                                      $844,808.91

COLLATERAL AVAILABLE FUNDS --

COLLATERAL FLOATING PERCENTAGE                                          7.00%

COLLATERAL AVAILABLE FUNDS                                     $1,077,541.13
   Collateral Interest Servicing Fee                                   $0.00
(if  applicable)
TOTAL COLLATERAL EXCESS SPREAD                                 $1,077,541.13

EXCESS SPREAD ---

TOTAL EXCESS SPREAD                                            $7,572,612.79
                                                     C-6

Excess Spread Applied to Class A Required Amount                       $0.00
Excess Spread Applied to Class A                                       $0.00
Investor Charge
Offs
Excess Spread Applied to Class B Required Amount                 $328,188.50
Excess Spread Applied to Reductions of                                 $0.00
Class B
Invested Amount pursuant to clauses (c),
(d) and (e)

Excess Spread Applied to Collateral                              $330,978.08
Monthly
Interest
Excess Spread Applied to Unpaid Monthly                        $1,666,666.67
Servicing Fee
Excess Spread Applied Collateral Default                         $287,164.94
Amount
Excess Spread Applied to Reductions of                                 $0.00
Collateral Invested Amount Pursuant to
Clauses
(c), (d) and (e)
Excess Spread Applied to Reserve Account                               $0.00
Excess Spread Applied to Other Amounts                                 $0.00
Owed to
Collateral Interest Holder

TOTAL EXCESS FINANCE CHARGE COLLECTIONS ELIGIBLE
FOR OTHER EXCESS ALLOCATION SERIES                             $4,959,614.60

EXCESS FINANCE CHARGES COLLECTIONS

 TOTAL EXCESS FINANCE CHARGE COLLECTIONS                      $57,161,050.79
 FOR ALL ALLOCATION SERIES

SERIES 1996-3 EXCESS FINANCE CHARGE COLLECTIONS ---

EXCESS FINANCE CHARGE COLLECTIONS                                      $0.00
ALLOCATED TO SERIES 1996-3

Excess Finance Charge Collections                                      $0.00
Applied to
Class A Required Amount
Excess Finance Charge Collections                                      $0.00
Applied to
Class A Investor Charge Offs
Excess Finance Charge Collections                                      $0.00
Applied to
Class B Required Amount
Excess Finance Charge Collections                                      $0.00
Applied to
Reductions of Class B Invested Amount
Pursuant
to Clauses (c), (d) and (e)
Excess Finance Charge Collections                                      $0.00
Applied to
Collateral Monthly Interest
Excess Finance Charge Collections                                      $0.00
Applied to
Unpaid Monthly Servicing Fee
Excess Finance Charge Collections                                      $0.00
Applied to
Collateral Default Amount
                                                   C-7

Excess Finance Charge Collections                                      $0.00
Applied to
Reductions of Collateral Invested Amount
Pursuant to Clauses (c), (d) and (e)
Excess Finance Charge Collections                                      $0.00
Applied to
Reserve Account
Excess Finance Charge Collections                                      $0.00
Applied to
Other Amounts Owed to Collateral
Interest Holder

YIELD AND BASE RATE---

Base Rate (Current Month)                             7.62%                 1
Base Rate (Prior Month)                               7.44%                 1
Base Rate (Two Months Ago)                            8.02%                 1
THREE MONTH AVERAGE BASE RATE                                           7.69%

Series Adj Portfolio Yield (Curr Month)              13.57%                 1
Series Adj Portfolio Yield (Prior Month)             12.76%                 1
Series Adj Port Yield (Two Months Ago)               10.68%                 1
THREE MONTH AVERAGE SERIES ADJUSTED PORTFOLIO                          12.34%
YIELD

PRINCIPAL COLLECTIONS---

CLASS A PRINCIPAL PERCENTAGE                                           85.00%

   Class A Principal Collections           $127,100,179.10

CLASS B PRINCIPAL PERCENTAGE                                            8.00%

   Class B Principal Collections            $11,962,369.80

COLLATERAL PRINCIPAL PERCENTAGE                                         7.00%
   Collateral Principal Collections         $10,467,073.57

AVAILABLE PRINCIPAL COLLECTIONS            $149,529,622.47

REALLOCATED PRINCIPAL COLLECTIONS                                      $0.00

SERIES 1996-3 PRINCIPAL SHORTFALL                                      $0.00

SHARED PRINCIPAL COLLECTIONS ALLOCABLE FROM OTHER                      $0.00
PRINCIPAL SHARING SERIES
                                                    C-8

ACCUMULATION ---

Controlled Accumulation Amount                       $0.00
Deficit Controlled Accumulation Amount               $0.00
CONTROLLED DEPOSIT AMOUNT                                              $0.00

PRINCIPAL FUNDING ACCOUNT BALANCE                                      $0.00

SHARED PRINCIPAL COLLECTIONS ELIGIBLE FOR OTHER              $149,529,622.47
PRINCIPAL SHARING SERIES

INVESTOR CHARGE OFFS AND REIMBURSEMENTS--

CLASS A INVESTOR CHARGE OFFS                                           $0.00
REDUCTIONS IN CLASS B INVESTED AMOUNT  (OTHER THAN                     $0.00
BY PRINCIPAL PAYMENTS)
REDUCTIONS IN COLLATERAL INVESTED AMOUNT (OTHER                        $0.00
THAN BY PRINCIPAL PAYMENTS)

PREVIOUS CLASS A CHARGE OFFS REIMBURSED                                $0.00
PREVIOUS CLASS B INVESTED AMOUNT REDUCTIONS                            $0.00
REIMBURSED

PREVIOUS COLLATERAL INVESTED AMOUNT REDUCTIONS                         $0.00
REIMBURSED


     UNIVERSAL CARD SERVICES CORP.,
     as Servicer


     By:  /s/  Thomas Donahue
          Name:   Thomas Donahue
          Title:  Servicing Officer

     Universal Bank, N.A.
     Credit Card Asset Backed Securities

     Universal Card  Master Trust
     Series 1997-1

     Monthly Report                               30-Nov-98
     Distribution Date                            17-Dec-98
     -------------------------------------------------------------------------

     Monthly Trust Activity                    Class A           Class B

     Beginning Principal  Receivables
     Balance
     Special Funding Account Balance
     Ending Total Principal Balance
     Series Allocation Percentage
     Beginning Invested /Transferor          850,000,000.00     80,000,000.00
     Amount
     Adjusted Invested /Transferor Amount    850,000,000.00     80,000,000.00
     Floating Allocation Percentage             85.0000000%        8.0000000%
     Principal Allocation Percentage            85.0000000%        8.0000000%
     Finance Charge Collections               12,625,967.07      1,188,326.31
     Total Yield
     Trust Portfolio Yield
     Principal Collections                   127,100,179.10     11,962,369.80
     Discount Percentage
     Discount Option Receivable                        0.00              0.00
     Collections
     Monthly Payment Rate
     Defaults                                  3,487,002.83        328,188.50
     Monthly Default Rate
     Net Monthly Default Rate
     Recoveries                                  389,038.96         36,615.43
     Adjustments
     New Receivables
     Ending Principal  Receivables
     Balance
     Minimum Series Required Balance
     Special Funding Account Balance
     Ending Total Principal Balance

     Reallocated Principal                                               0.00
     Charged-Off Principal                             0.00              0.00
     Reimbursed Principal                              0.00              0.00
     Ending Invested/Transferor Amounts      850,000,000.00     80,000,000.00
     Group I Information                    Series 1995-3     Series 1996-1
     Invested Amount                         750,000,000.00  1,000,000,000.00
     Average Rate                                  5.54622%          5.48997%
     Investor Finance Charge Collections      11,483,828.86     15,311,771.81
     Investor Principal Collections          112,147,216.86    149,529,622.47
     Investor Default Amount Due               3,076,767.20      4,102,356.27
     Investor Monthly Interest Due             3,466,390.06      4,574,978.42
     Investor Monthly Fees Due                 1,250,000.00      1,666,666.67
     Investor Additional Amounts Due                   0.00              0.00
     Monthly Funding Requirements              Class A           Class B
     Investor Coupon                               5.49234%          5.68234%
     Investor Monthly Interest Due             3,890,407.50        378,822.67
     Investor Outstanding Interest Due                 0.00              0.00
     Investor Additional Interest Due                 0.00              0.00
     Investor Total Interest Due               3,890,407.50        378,822.67
     Investor  Default Amount Due              3,487,002.83        328,188.50
     Investor Monthly Fees Due                 1,416,666.67        133,333.33
     Investor Additional Fees Due                     0.00              0.00
     Total                                     8,794,077.00        840,344.50

     Reallocated Investor Finance Charge Collections Interest/Principal/Spread Investment Proceeds/Reserve
     Draw
     Series Adjusted Portfolio Yield
     Base Rate
     Application of Collections                Class A           Class B
     Available Funds                          13,106,347.77      1,224,830.65
     Monthly Interest Paid                     3,890,407.50        378,822.67
     Investor Default Amount Paid              3,487,002.83              0.00
     Excess Spread                             5,728,937.43        846,007.99
     Monthly Interest Shortfall                        0.00              0.00
     Investor Default Amount Shortfall                 0.00        328,188.50
     Required Amount                                   0.00        328,188.50
     Monthly Interest Paid                             0.00              0.00
     Investor Default Paid                             0.00        328,188.50
     Investor Additional Amounts Paid                  0.00              0.00
     Servicing Fee Paid
     Excess Finance Charge Collections
     Reallocated Principal                                               0.00
     Monthly Interest Paid                             0.00              0.00
     Investor Default Paid                             0.00              0.00
     Outstanding Monthly Interest                      0.00              0.00
     Principal Charge-Offs                             0.00              0.00
     Principal Funding
     Controlled Accumulation Amount                    0.00              0.00
     Principal Funding Account Deposit
     Principal Funding Account Balance
     Certificates                              Class A           Class B
     Beginning Certificates Balance          850,000,000.00     80,000,000.00
     Interest Distribution                             0.00              0.00
     Principal Distribution                            0.00              0.00
     Total Distribution                                0.00              0.00
     Ending Certificate Balance              850,000,000.00     80,000,000.00
     Pool Factor                                100.000000%       100.000000%
     Total Distribution Per 1,000                    0.0000            0.0000
     Certificate
     Interest Distribution Per 1,000                 0.0000            0.0000
     Certificate
     Principal Distribution Per 1,000                0.0000            0.0000
     Certificate

     1st   Collection Account Deposit          3,890,407.50        378,822.67
     2nd Collection Accounts Deposit                   0.00              0.00
     3rd Collection Accounts Deposit                   0.00              0.00
     Quarterly Interest Distribution           3,890,407.50        378,822.67


     Delinquencies                              1-30              31-60

     Number of Accounts                             271,117            70,645
     Balance of Accounts                        613,656,821       167,095,695

     31+Days Delinquency Rate                                         3.2188%

     Change in Account Owner Retained                                 0.0000%
     Interest

     Prior Month Account Owner Retained Interest Factor               0.0000%
     Current Month Account Owner Retained Interest Factor             0.0000%

     Monthly Trust Activity                 CIA Investor        Investor
                                                                Interest
     Beginning Principal  Receivables
     Balance
     Special Funding Account Balance
     Ending Total Principal Balance
     Series Allocation Percentage
     Beginning Invested /Transferor           70,000,000.00  1,000,000,000.00
     Amount
     Adjusted Invested /Transferor Amount     70,000,000.00  1,000,000,000.00
     Floating Allocation Percentage              7.0000000%       82.5764420%
     Principal Allocation Percentage             7.0000000%       82.5764420%
     Finance Charge Collections                1,039,785.52     14,854,078.91
     Total Yield
     Trust Portfolio Yield
     Principal Collections                    10,467,073.57    149,529,622.47
     Discount Percentage
     Discount Option Receivable                        0.00              0.00
     Collections
     Monthly Payment Rate
     Defaults                                    287,164.94      4,102,356.27
     Monthly Default Rate
     Net Monthly Default Rate
     Recoveries                                   32,038.50        457,692.90
     Adjustments
     New Receivables
     Ending Principal  Receivables
     Balance
     Minimum Series Required Balance
     Special Funding Account Balance
     Ending Total Principal Balance

     Reallocated Principal                             0.00
     Charged-Off Principal                             0.00
     Reimbursed Principal                              0.00
     Ending Invested/Transferor Amounts       70,000,000.00  1,000,000,000.00
     Group I Information                    Series 1996-2     Series 1996-3
     Invested Amount                       1,000,000,000.00  1,000,000,000.00
     Average Rate                                  5.44272%          5.62117%
     Investor Finance Charge Collections      15,311,771.81     15,311,771.81
     Investor Principal Collections          149,529,622.47    149,529,622.47
     Investor Default Amount Due               4,102,356.27      4,102,356.27
     Investor Monthly Interest Due             4,535,603.42      4,684,311.42
     Investor Monthly Fees Due                 1,666,666.67      1,666,666.67
     Investor Additional Amounts Due                   0.00              0.00
     Monthly Funding Requirements           CIA Investor          Total
     Investor Coupon                               5.69177%
     Investor Monthly Interest Due               332,019.75      4,601,249.92
     Investor Outstanding Interest Due                 0.00              0.00
     Investor Additional Interest Due                 0.00              0.00
     Investor Total Interest Due                 332,019.75      4,601,249.92
     Investor  Default Amount Due                287,164.94      4,102,356.27
     Investor Monthly Fees Due                   116,666.67      1,666,666.67
     Investor Additional Fees Due                     0.00              0.00
     Total                                       735,851.36     10,370,272.86

    Reallocated Investor Finance Charge Collections            15,310,383.15
     Interest/Principal/Spread                                      92,522.09
     Investment Proceeds/Reserve Draw
     Series Adjusted Portfolio Yield                                   13.56%
     Base Rate                                                          7.52%
     Application of Collections             CIA Investor          Total
     Available Funds                           1,071,726.82     15,402,905.24
     Monthly Interest Paid                             0.00      4,269,230.17
     Investor Default Amount Paid                      0.00      3,487,002.83
     Excess Spread                             1,071,726.82      7,646,672.24
     Monthly Interest Shortfall                                          0.00
     Investor Default Amount Shortfall                             328,188.50
     Required Amount                                               328,188.50
     Monthly Interest Paid                       332,019.75        332,019.75
     Investor Default Paid                       287,164.94        615,353.44
     Investor Additional Amounts Paid                  0.00              0.00
     Servicing Fee Paid                                          1,666,666.67
     Excess Finance Charge Collections                           5,032,632.38
     Reallocated Principal                             0.00              0.00
     Monthly Interest Paid
     Investor Default Paid                                               0.00
     Outstanding Monthly Interest                      0.00
     Principal Charge-Offs                             0.00
     Principal Funding
     Controlled Accumulation Amount                    0.00              0.00
     Principal Funding Account Deposit                                   0.00
     Principal Funding Account Balance                                   0.00
     Certificates                           CIA Investor          Total
     Beginning Certificates Balance           70,000,000.00  1,000,000,000.00
     Interest Distribution                       332,019.75        332,019.75
     Principal Distribution                            0.00              0.00
     Total Distribution                          332,019.75        332,019.75
     Ending Certificate Balance               70,000,000.00  1,000,000,000.00
     Pool Factor                                100.000000%
     Total Distribution Per 1,000                    4.7431
     Certificate
     Interest Distribution Per 1,000                 4.7431
     Certificate
     Principal Distribution Per 1,000                0.0000
     Certificate

     1st   Collection Account Deposit                            4,269,230.17
     2nd Collection Accounts Deposit                                     0.00
     3rd Collection Accounts Deposit                                     0.00
     Quarterly Interest Distribution                             4,269,230.17


     Delinquencies                              61-90            91-120

     Number of Accounts                              39,473            26,005
     Balance of Accounts                        107,961,017        72,578,980

     31+Days Delinquency Rate                    (1,875.00) CIA Investor
                                                            Interest Reduced
                                                            Margin

     Monthly Trust Activity                  Transferor          Series
                                              Interest         Allocations
     Beginning Principal  Receivables
     Balance
     Special Funding Account Balance
     Ending Total Principal Balance
     Series Allocation Percentage                                       8.66%
     Beginning Invested /Transferor          210,999,136.99  1,210,999,136.99
     Amount
     Adjusted Invested /Transferor Amount    210,999,136.99  1,210,999,136.99
     Floating Allocation Percentage             17.4235580%      100.0000000%
     Principal Allocation Percentage            17.4235580%      100.0000000%
     Finance Charge Collections                3,134,197.83     17,988,276.74
     Total Yield
     Trust Portfolio Yield
     Principal Collections                    31,550,621.30    181,080,243.77
     Discount Percentage
     Discount Option Receivable                        0.00              0.00
     Collections
     Monthly Payment Rate
     Defaults                                    865,593.63      4,967,949.90
     Monthly Default Rate
     Net Monthly Default Rate
     Recoveries                                   96,572.81        554,265.70
     Adjustments
     New Receivables
     Ending Principal  Receivables
     Balance
     Minimum Series Required Balance
     Special Funding Account Balance
     Ending Total Principal Balance

     Reallocated Principal
     Charged-Off Principal
     Reimbursed Principal
     Ending Invested/Transferor Amounts      198,360,060.64  1,198,360,060.64
     Group I Information                    Series 1997-1      Group Total
     Invested Amount                       1,000,000,000.00  4,750,000,000.00
     Average Rate                                  5.52375%          5.51941%
     Investor Finance Charge Collections      15,311,771.81     72,730,916.08
     Investor Principal Collections          149,529,622.47    710,265,706.75
     Investor Default Amount Due               4,102,356.27     19,486,192.29
     Investor Monthly Interest Due             4,601,249.92     21,862,533.23
     Investor Monthly Fees Due                 1,666,666.67      7,916,666.67
     Investor Additional Amounts Due                   0.00              0.00
     Monthly Funding Requirements


     Delinquencies                              121+              Total

     Number of Accounts                              34,824           442,064
     Balance of Accounts                        102,252,554  1,063,545,067.06

     Monthly Trust Activity                     Trust
                                               Totals
     Beginning Principal  Receivables     13,976,948,372.72
     Balance
     Special Funding Account Balance                   0.00
     Ending Total Principal Balance       13,976,948,372.72
     Series Allocation Percentage
     Beginning Invested /Transferor
     Amount
     Adjusted Invested /Transferor Amount
     Floating Allocation Percentage
     Principal Allocation Percentage
     Finance Charge Collections              207,614,694.04
     Total Yield                                     17.82%
     Trust Portfolio Yield                           13.45%
     Principal Collections                 2,089,967,813.52
     Discount Percentage                              0.00%
     Discount Option Receivable                        0.00
     Collections
     Monthly Payment Rate                            14.95%
     Defaults                                 57,338,421.82
     Monthly Default Rate                             4.92%
     Net Monthly Default Rate                         4.37%
     Recoveries                                6,397,150.00
     Adjustments                              11,805,998.40
     New Receivables                       2,013,236,227.54
     Ending Principal  Receivables        13,831,072,366.52
     Balance
     Minimum Series Required Balance       1,070,000,000.00
     Special Funding Account Balance                   0.00
     Ending Total Principal Balance       13,831,072,366.52

     Reallocated Principal
     Charged-Off Principal
     Reimbursed Principal
     Ending Invested/Transferor Amounts   13,831,072,366.52

     Group:                               Group 1
     Series:                              Series 1997-1
     Supplement Date:                     14-May-97

     MONTHLY STATEMENT
     UNIVERSAL CARD MASTER TRUST
     SERIES 1997-1

     Pursuant to the Pooling and Servicing Agreement dated as of August 1, 1995 (hereinafter as such agreement may have been or may be from time to time, amended or otherwise modified, the "Pooling and Servicing Agreement"), among Universal Card Services Corp. ("UCS") as Servicer, Universal Bank, N.A., as Transferor, and Bankers Trust Company, as trustee (the 'Trustee'), as supplemented by the Series 1997-1 Supplement dated as of 5/14/97 (the "Supplement") among UCS, Universal Bank, N.A. and the Trustee, as Servicer is required to prepare certain information each month regarding current distributions to the Series 1997-1 Certificateholders and the performance of the Universal Card Master Trust (the "Trust") during the previous month. The information which is required to be prepared with respect to the Distribution Date of 12/17/98 with respect to the performance of the Trust during the month of 11/01/98 to 11/30/98 is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Series 1997-1 Certificate (a "Certificate"). Certain other information is presented based on the aggregate amounts for the Trust as a whole. Capitalized terms used in this Monthly Statement have their respective meanings set forth in the Pooling and Servicing Agreement and the Supplement.
 A)  Information regarding distribution
     in
     respect of the Class A Certificates
     per $1,000 original certificate
     principal amount.

(1)  The total amount of the
     distribution in respect of Class A
     Certificates, per $1,000 original
     certificate principal amount                                $0.00000000

(2)  The amount of the distribution
     set forth in paragraph 1 above in
     respect of interest on the Class A
     Certificates, per $1,000 original
     certificate principal amount                                $0.00000000

(3)  The amount of the distribution
     set forth in paragraph 1 above in
     respect of principal of the Class A
     Certificates, per $1,000 original
     certificate principal amount                                $0.00000000

 B)  Class A Investor Charge Offs and
     Reimbursement of Charge Offs
(1)  The amount of Class A Investor
     Charge Offs                                                       $0.00
(2)  The amount of Class A Investors
     Charge Offs set forth in paragraph 1
     above, per $1,000 original
     certificate
     principal amount                                                  $0.00
(3)  The total amount reimbursed in
     respect of Class A Investor Charge
     Offs                                                              $0.00
(4)  The amount set forth in paragraph
     3 above, per $1,000 original
     certificate principal amount                                      $0.00
(5)  The amount, if any, by which the
     outstanding principal balance of
     the
     Class A Certificates exceeds the
     Class
     A Invested Amount after giving
     effect
     to all transactions on such
     Distribution Date                                                 $0.00

 C)  Information regarding distributions
     in
     respect of the Class B Certificates,
     per $1,000 original certificate
     principal amount
(1)  The total amount of the
     distribution in respect of Class B
     Certificates, per $1,000 original
     certificate principal amount                                $0.00000000
(2)  The amount of the distribution
     set forth in paragraph 1 above in
     respect of interest on the Class B
     Certificates, per $1,000 original
     certificate principal amount                                $0.00000000
(3)  The amount of the distribution
     set forth in paragraph 1 above in
     respect of principal of the Class B
     Certificates, per $1,000 original
     certificate principal amount                                      $0.00

 D)  Amount of reductions in Class B
     Invested Amount pursuant to clauses
     (c), (d), and (e) of the definition
     of
     Class B Invested Amount
(1)  The amount of reductions in Class
     B Invested Amount pursuant to
     clauses
     (c), (d), and (e) of the definition
     of
     Class B Invested Amount                                           $0.00
                                                     C-2

(2)  The amount of reductions in
     the Class B Invested Amount set
     forth
     in paragraph 1 above, per $1,000
     original certificate principal                                    $0.00
     amount
(3)  The total amount reimbursed in
     respect of such reductions in the
     Class B Invested Amount                                           $0.00
(4)  The amount set forth in paragraph
     3 above, per $1,000 original
     certificate principal amount                                      $0.00
(5)  The amount, if any, by which the
     outstanding principal balance of
     the
     Class B Certificates exceeds the
     Class
     B Invested Amount after giving
     effect
     to all transactions on such
     Distribution Date                                                 $0.00

E)   Information regarding certain
     distributions to the Collateral
     Interest Holder
(1)  The amount distributed to the
     Collateral Interest Holder in
     respect
     of interest on the Collateral
     Invested
     Amount                                                      $332,019.75
(2)  The amount distributed to the
     Collateral Interest Holder in
     respect
     of principal on the Collateral
     Invested Amount                                                   $0.00

 F)  Amount of reductions in Collateral
     Invested Amount pursuant to clauses
     (c), (d), and (e) of the definition
     of
     Collateral Invested Amount
(1)  The amount of reductions in the
     Collateral Invested Amount pursuant
     to
     clauses (c), (d), and (e) of the
     definition of Collateral Invested
     Amount                                                            $0.00
(2)  The total amount reimbursed in
     respect of such reductions in the
     Collateral Invested Amount                                        $0.00

     UNIVERSAL CARD SERVICES CORP.,
        Servicer

     By:  /s/  Thomas Donahue
          Name:   Thomas Donahue
          Title:  Servicing Officer
                                                    C-3

RECEIVABLES  ---

Beginning of the Month Principal                            $13,976,948,372.72
Receivables:
Beginning of the Month Finance Charge Receivables:           $219,635,837.79
Beginning of the Month Discounted                                      $0.00
Receivables:
Beginning of the Month Premium                                         $0.00
Receivables:
Beginning of the Month Total Receivables:                   $14,196,584,210.51


Removed Principal Receivables:                                         $0.00
Removed Finance Charge Receivables:                                    $0.00
Removed Total Receivables:                                             $0.00


Additional Principal Receivables:                                      $0.00
Additional Finance Charge Receivables:                                 $0.00
Additional Total Receivables:                                          $0.00


Discounted Receivables Generated this                                  $0.00
Period:
Premium Receivables Generated this                                     $0.00
Period:
End of the Month Principal Receivables:                     $13,831,072,366.52
End of the Month Finance Charge                              $245,266,971.08
Receivables:
End of the Month Discounted Receivables:                               $0.00
End of the Month Premium Receivables:                                  $0.00
End of the Month Total Receivables:                         $14,076,339,337.60


Special Funding Account Balance                                        $0.00
Aggregate Invested Amount (all Master                       $11,541,666,666.65
Trust Series)

End of the Month Total Transferor Amount                    $2,534,672,670.95


DELINQUENCIES AND LOSSES ---
                                                            RECEIVABLES
End of the Month Delinquencies:
   31-60 Days Delinquent                                     $167,095,694.54
   61-90 Days Delinquent                                     $107,961,016.77
   91+ Days Delinquent                                       $174,831,534.29

   Total 31+ Days Delinquent                                 $449,888,245.60

Defaulted Accounts During the Month                           $57,338,421.82
                                                   C-4

INVESTED AMOUNTS ---

Class A Initial Invested Amount               $850,000,000
Class B Initial Invested Amount                $80,000,000
Collateral Initial Invested Amount             $70,000,000
INITIAL INVESTED AMOUNT                                       $1,000,000,000

Class A Invested Amount                    $850,000,000.00
Class B Invested Amount                     $80,000,000.00
Collateral Invested Amount                  $70,000,000.00
INVESTED AMOUNT                                               $1,000,000,000


Class A Adjusted Invested Amount           $850,000,000.00
Class B Adjusted Invested Amount            $80,000,000.00
Collateral Invested Amount                  $70,000,000.00
ADJUSTED INVESTED AMOUNT                                      $1,000,000,000


MONTHLY SERVICING FEE                                          $1,666,666.67


INVESTOR DEFAULT AMOUNT                                        $4,102,356.27


GROUP 1 INFORMATION


WEIGHTED AVERAGE CERTIFICATE RATE FOR ALL SERIES                     5.51941%
IN GROUP 1

GROUP 1 INVESTOR FINANCE CHARGE COLLECTIONS                   $72,730,916.08
GROUP 1 INVESTOR ADDITIONAL AMOUNTS                                    $0.00
GROUP 1 INVESTOR DEFAULT AMOUNT                               $19,486,192.29
GROUP 1 INVESTOR MONTHLY FEES                                  $7,916,666.67
GROUP 1 INVESTOR MONTHLY INTEREST                             $21,862,533.23


SERIES 1997-1 INFORMATION
SERIES 1997-1 ALLOCATION PERCENTAGE                                     8.66%
SERIES 1997-1 ALLOCABLE FINANCE CHARGE                        $17,988,276.74
COLLECTIONS
SERIES 1997-1 ADDITIONAL AMOUNTS                                       $0.00
SERIES 1997-1 ALLOCABLE DEFAULTED AMOUNT                       $4,967,949.90
SERIES 1997-1 MONTHLY FEES                                     $1,666,666.67
SERIES 1997-1 ALLOCABLE PRINCIPAL COLLECTIONS                $181,080,243.77
SERIES 1997-1 REQUIRED TRANSFEROR AMOUNT                      $70,000,000.00
FLOATING ALLOCATION PERCENTAGE                                         82.58%

INVESTOR FINANCE CHARGE COLLECTIONS                           $14,854,078.91
INVESTOR DEFAULT AMOUNT                                        $4,102,356.27
REALLOCATED INVESTOR FINANCE CHARGE COLLECTIONS               $15,310,383.15
PRINCIPAL ALLOCATIONS PERCENTAGE                                       82.58%
AVAILABLE PRINCIPAL COLLECTIONS                              $149,529,622.47


CLASS A  AVAILABLE FUNDS ---

CLASS A FLOATING PERCENTAGE                                            85.00%

    Class A Floating Percentage of          $13,106,347.77
Reallocated
    Investor Finance Charge Collections
    Other Amounts                                    $0.00
TOTAL CLASS A AVAILABLE FUNDS                                 $13,106,347.77

   Class A Monthly Interest                  $3,890,407.50
   Class A Servicing Fee (if applicable)             $0.00
   Class A Investor Default Amount           $3,487,002.83
TOTAL CLASS A EXCESS SPREAD                                    $5,728,937.43

CLASS A REQUIRED AMOUNT                                                $0.00

CLASS B AVAILABLE FUNDS ---

CLASS B FLOATING PERCENTAGE                                             8.00%

CLASS B AVAILABLE FUNDS                                        $1,224,830.65

   Class B Monthly Interest                    $378,822.67
   Class B Servicing Fee (if applicable)             $0.00
TOTAL CLASS B EXCESS SPREAD                                      $846,007.99

COLLATERAL AVAILABLE FUNDS --

COLLATERAL FLOATING PERCENTAGE                                          7.00%

COLLATERAL AVAILABLE FUNDS                                     $1,071,726.82
   Collateral Interest Servicing Fee                                   $0.00
(if  applicable)
TOTAL COLLATERAL EXCESS SPREAD                                 $1,071,726.82

EXCESS SPREAD ---

TOTAL EXCESS SPREAD                                            $7,646,672.24
                                                     C-6

Excess Spread Applied to Class A Required Amount                       $0.00
Excess Spread Applied to Class A                                       $0.00
Investor Charge
Offs
Excess Spread Applied to Class B Required Amount                 $328,188.50
Excess Spread Applied to Reductions of                                 $0.00
Class B
Invested Amount pursuant to clauses (c),
(d) and (e)

Excess Spread Applied to Collateral                              $332,019.75
Monthly
Interest
Excess Spread Applied to Unpaid Monthly                        $1,666,666.67
Servicing Fee
Excess Spread Applied Collateral Default                         $287,164.94
Amount
Excess Spread Applied to Reductions of                                 $0.00
Collateral Invested Amount Pursuant to
Clauses
(c), (d) and (e)
Excess Spread Applied to Reserve Account                               $0.00
Excess Spread Applied to Other Amounts                                 $0.00
Owed to
Collateral Interest Holder

TOTAL EXCESS FINANCE CHARGE COLLECTIONS ELIGIBLE
FOR OTHER EXCESS ALLOCATION SERIES                             $5,032,632.38

EXCESS FINANCE CHARGES COLLECTIONS

 TOTAL EXCESS FINANCE CHARGE COLLECTIONS                      $57,161,050.79
 FOR ALL ALLOCATION SERIES

SERIES 1997-1 EXCESS FINANCE CHARGE COLLECTIONS ---

EXCESS FINANCE CHARGE COLLECTIONS                                      $0.00
ALLOCATED TO SERIES 1997-1

Excess Finance Charge Collections                                      $0.00
Applied to
Class A Required Amount
Excess Finance Charge Collections                                      $0.00
Applied to
Class A Investor Charge Offs
Excess Finance Charge Collections                                      $0.00
Applied to
Class B Required Amount
Excess Finance Charge Collections                                      $0.00
Applied to
Reductions of Class B Invested Amount
Pursuant
to Clauses (c), (d) and (e)
Excess Finance Charge Collections                                      $0.00
Applied to
Collateral Monthly Interest
Excess Finance Charge Collections                                      $0.00
Applied to
Unpaid Monthly Servicing Fee
Excess Finance Charge Collections                                      $0.00
Applied to
Collateral Default Amount
                                                   C-7

Excess Finance Charge Collections                                      $0.00
Applied to
Reductions of Collateral Invested Amount
Pursuant to Clauses (c), (d) and (e)
Excess Finance Charge Collections                                      $0.00
Applied to
Reserve Account
Excess Finance Charge Collections                                      $0.00
Applied to
Other Amounts Owed to Collateral
Interest Holder

YIELD AND BASE RATE---

Base Rate (Current Month)                             7.52%                 1
Base Rate (Prior Month)                               7.60%                 1
Base Rate (Two Months Ago)                            8.20%                 1
THREE MONTH AVERAGE BASE RATE                                           7.77%

Series Adj Portfolio Yield (Curr Month)              13.56%                 1
Series Adj Portfolio Yield (Prior Month)             13.01%                 1
Series Adj Port Yield (Two Months Ago)               10.87%                 1
THREE MONTH AVERAGE SERIES ADJUSTED PORTFOLIO                          12.48%
YIELD

PRINCIPAL COLLECTIONS---

CLASS A PRINCIPAL PERCENTAGE                                           85.00%

   Class A Principal Collections           $127,100,179.10

CLASS B PRINCIPAL PERCENTAGE                                            8.00%

   Class B Principal Collections            $11,962,369.80

COLLATERAL PRINCIPAL PERCENTAGE                                         7.00%
   Collateral Principal Collections         $10,467,073.57

AVAILABLE PRINCIPAL COLLECTIONS            $149,529,622.47

REALLOCATED PRINCIPAL COLLECTIONS                                      $0.00

SERIES 1997-1 PRINCIPAL SHORTFALL                                      $0.00

SHARED PRINCIPAL COLLECTIONS ALLOCABLE FROM OTHER                      $0.00
PRINCIPAL SHARING SERIES
                                                    C-8

ACCUMULATION ---

Controlled Accumulation Amount                       $0.00
Deficit Controlled Accumulation Amount               $0.00
CONTROLLED DEPOSIT AMOUNT                                              $0.00

PRINCIPAL FUNDING ACCOUNT BALANCE                                      $0.00

SHARED PRINCIPAL COLLECTIONS ELIGIBLE FOR OTHER              $149,529,622.47
PRINCIPAL SHARING SERIES

INVESTOR CHARGE OFFS AND REIMBURSEMENTS--

CLASS A INVESTOR CHARGE OFFS                                           $0.00
REDUCTIONS IN CLASS B INVESTED AMOUNT  (OTHER THAN                     $0.00
BY PRINCIPAL PAYMENTS)
REDUCTIONS IN COLLATERAL INVESTED AMOUNT (OTHER                        $0.00
THAN BY PRINCIPAL PAYMENTS)

PREVIOUS CLASS A CHARGE OFFS REIMBURSED                                $0.00
PREVIOUS CLASS B INVESTED AMOUNT REDUCTIONS                            $0.00
REIMBURSED

PREVIOUS COLLATERAL INVESTED AMOUNT REDUCTIONS                         $0.00
REIMBURSED


     UNIVERSAL CARD SERVICES CORP.,
     as Servicer


     By:  /s/  Thomas Donahue
          Name:   Thomas Donahue
          Title:  Servicing Officer